Exhibit 10.48B
EXHIBIT A
FORM OF ASSIGNMENT OF PARTNERSHIP INTEREST
     This ASSIGNMENT OF PARTNERSHIP INTEREST (this “Assignment”), effective as of                           , 2005, is between ORION POWER NEW YORK, L.P., a Delaware limited partnership (“Assignor”), and ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C., a Delaware limited liability company (“Assignee”).
RECITALS
     A. Orion Power Holdings, Inc., Reliant Energy, Inc. and Assignee entered into a Purchase and Sale Agreement dated as of September 30, 2005 (the “PSA”).
     B. Contemporaneously with the execution of this Assignment, Orion Power New York GP, Inc., a Delaware corporation (“OPNY GP”), has executed an assignment of the 1% general partnership interest currently owned by OPNY GP in Astoria Generating Company, L.P. to Astoria Generating Company GP, Inc., a Delaware corporation, pursuant to that certain Assignment of Partnership Interest dated of even date herewith (the “GP Assignment”).
     C. To effect the sale and purchase of the Astoria LP Partnership Interest (as defined below) and to satisfy the requirement set forth in Section 2.04(a) of the PSA, Assignor and Assignee are executing and delivering this Assignment.
     NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby act and agree as follows:
AGREEMENTS
     1. Definitions. Any capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the PSA.
     2. Transfer of Astoria LP Partnership Interest. Assignor hereby sells, assigns, transfers, conveys, and delivers unto Assignee the 99% limited partnership interest currently owned by Assignor in Astoria Generating Company, L.P., a Delaware limited partnership, as more particularly described in the PSA (the “Astoria LP Partnership Interest”).
     TO HAVE AND TO HOLD the Astoria LP Partnership Interest unto Assignee, its successors and assigns, forever.
     3. Assumption of Assignee. Assignee hereby accepts the sale, assignment, transfer, conveyance and delivery of the Astoria LP Partnership Interest.

     4. Disclaimer of Warranties. NEITHER ASSIGNEE NOR ASSIGNOR MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT AS EXPRESSLY SET FORTH IN THE PSA.
     5. Counterparts. This Assignment may be executed in any number of counterparts, including by facsimile or electronic transmission, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one conveyance.
     6. Further Assurances. The parties hereto agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. Without limiting the foregoing, Assignor agrees, without further consideration, to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively sell, assign, transfer, convey and deliver to Assignee the Astoria LP Partnership Interest.
     7. Governing Law; Choice of Forum; Waiver of Jury Trial. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY DISPUTE OR NEED OF INTERPRETATION ARISING OUT OF THIS ASSIGNMENT SHALL BE SETTLED SOLELY IN ACCORDANCE WITH THE ARBITRATION AND DISPUTE RESOLUTION PROVISIONS OF SECTION 10.05 OF THE PSA.
     8. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.
     9. Consent to GP Assignment. Assignor and Assignee both hereby consent to and authorize the assignment of the general partnership interest in Astoria Generating Company, L.P. contemplated by the GP Assignment.
[Signatures begin next page]

This Assignment is executed as of the date first above written.

ASSIGNOR:
ORION POWER NEW YORK, L.P.
By:	Orion Power New York GP, Inc., its general partner

By:
Name:
Title:

ASSIGNEE:
ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C.
By:
Name:
Title:

[Signature Page to Assignment of Partnership Interest]

EXHIBIT A
FORM OF ASSIGNMENT OF PARTNERSHIP INTEREST
     This ASSIGNMENT OF PARTNERSHIP INTEREST (this “Assignment”), effective as of                           , 2005, is between ORION POWER NEW YORK GP, INC., a Delaware corporation (“Assignor”), and ASTORIA GENERATING COMPANY GP, INC., a Delaware corporation (“Assignee”).
RECITALS
     A. Orion Power Holdings, Inc., Reliant Energy, Inc., and Astoria Generating Company Acquisitions, L.L.C. (“Buyer”) entered into a Purchase and Sale Agreement dated as of September 30, 2005 (the “PSA”).
     B. Contemporaneously with the execution of this Assignment, Orion Power New York, L.P., a Delaware limited partnership (“OPNY LP”) has executed an assignment of the 99% limited partnership interest currently owned by OPNY LP in Astoria Generating Company, L.P. to Buyer pursuant to that certain Assignment of Partnership Interest dated of even date herewith (the “LP Assignment”).
     C. To effect the sale and purchase of the Astoria LP Partnership Interest (as defined below) and to satisfy the requirement set forth in Section 2.04(a) of the PSA, Assignor and Assignee are executing and delivering this Assignment.
     NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby act and agree as follows:
AGREEMENTS
     1. Definitions. Any capitalized term not otherwise defined herein shall have the meaning ascribed to such term in the PSA.
     2. Transfer of Astoria GP Partnership Interest. Assignor hereby sells, assigns, transfers, conveys, and delivers unto Assignee the 1% general partnership interest currently owned by Assignor in Astoria Generating Company, L.P., a Delaware limited partnership, as more particularly described in the PSA (the “Astoria GP Partnership Interest”).
     TO HAVE AND TO HOLD the Astoria GP Partnership Interest unto Assignee, its successors and assigns, forever.
     3. Assumption of Assignee. Assignee hereby accepts the sale, assignment, transfer, conveyance and delivery of the Astoria GP Partnership Interest.

     4. Disclaimer of Warranties. NEITHER ASSIGNEE NOR ASSIGNOR MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT AS EXPRESSLY SET FORTH IN THE PSA.
     5. Counterparts. This Assignment may be executed in any number of counterparts, including by facsimile or electronic transmission, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one conveyance.
     6. Further Assurances. The parties hereto agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. Without limiting the foregoing, Assignor agrees, without further consideration, to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively sell, assign, transfer, convey and deliver to Assignee the Astoria GP Partnership Interest.
     7. Governing Law; Choice of Forum; Waiver of Jury Trial. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY DISPUTE OR NEED OF INTERPRETATION ARISING OUT OF THIS ASSIGNMENT SHALL BE SETTLED SOLELY IN ACCORDANCE WITH THE ARBITRATION AND DISPUTE RESOLUTION PROVISIONS OF SECTION 10.05 OF THE PSA.
     8. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.
     9. Consent to LP Assignment. Assignor and Assignee both hereby consent to and authorize the assignment of the limited partnership interest in Astoria Generating Company, L.P. contemplated by the LP Assignment.
[Signatures begin next page]

2

This Assignment is executed as of the date first above written.
 ASSIGNOR:

ORION POWER NEW YORK GP, INC.
By:
Name:
Title:

 ASSIGNEE:

ASTORIA GENERATING COMPANY GP, INC.
By:
Name:
Title:

[Signature Page to Assignment of Partnership Interest]

EXHIBIT B
FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of                           , 2005 between ORION POWER HOLDINGS, INC., a Delaware corporation (“Orion”), RELIANT ENERGY, INC., a Delaware corporation (“Reliant, and together with Orion, “Assignors”) and ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C., a Delaware limited liability company (“Assignee”).
RECITALS:
     A. Orion, Reliant and Assignee have entered into a Purchase and Sale Agreement, dated as of September 30, 2005 (the “Purchase Agreement”; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Purchase Agreement), providing for the acquisition by Assignee of the Company Interests;
     B. Pursuant to Section 2.04(c) of the Purchase Agreement, Assignors have agreed to enter into this Agreement providing for the assignment by the Assignors of the Assigned Contracts; and
     C. Pursuant to Section 2.05(b) of the Purchase Agreement, Assignee has agreed to execute this Agreement and assume the obligations under the Assigned Contracts.
     NOW, THEREFORE, for and in consideration of One Dollar and No/100 ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms of the Purchase Agreement, the parties hereto agree as follows:
1.	Assignment. Assignor does hereby set over, transfer and assign to Assignee all of Assignor’s right, title and interest in, under and to the Assigned Contracts arising after the Closing Date.

2.	Acceptance and Assumption. Assignee hereby (a) purchases and accepts the assignment, transfer and conveyance of Assignor’s right, title and interests in, under and to the Assigned Contracts for which the counterparties’ consent has been obtained (to the extent required); and (b) assumes, undertakes and agrees, subject to valid claims and defenses, to pay, satisfy, perform or discharge in accordance with the terms thereof all obligations and liabilities of any kind arising out of, or required to be performed under, such Assigned Contracts from and after the Closing.

3.	Representations and Warranties. Neither the Assignors nor the Assignee are making any representations or warranties of any nature or kind with respect to the Assigned Contracts, except as expressly made and contained in the Purchase Agreement.

4.	Conflicts with Purchase Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Purchase Agreement, the provision in the Purchase Agreement shall be deemed controlling.

5.	Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.	Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, including by facsimile and by electronic transmission, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

7.	Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.
[Signatures begin next page]

2

Dated as of the day and year first above written.
ASSIGNORS:

ORION POWER HOLDINGS, INC.
By:
Name:
Title:

RELIANT ENERGY, INC.
By:
Name:
Title:

ASSIGNEE:	ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C.
By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

EXHIBIT C
FORM OF CONFIDENTIALITY ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS CONFIDENTIALITY ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of                           , 2005 between RELIANT ENERGY, INC., a Delaware corporation (“Assignor”) and ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C., a Delaware limited liability company (“Assignee”).
RECITALS:
     A. Orion Power Holdings, Inc., Assignor and Assignee have entered into a Purchase and Sale Agreement, dated as of September 30, 2005 (the “Purchase Agreement”; capitalized terms used herein and not otherwise defined herein having the respective meanings given in the Purchase Agreement), providing for the acquisition by Assignee of the Purchased Assets; and
     B. Pursuant to Section 2.04(g) of the Purchase Agreement, Assignor has agreed to enter into this Agreement providing for the assignment by the Assignor of each of the confidentiality agreements executed by or on the behalf of Assignor and/or its subsidiaries in connection with the proposed sale of the Companies, to the extent assignable without consent of the counterparty (the “Assigned Confidentiality Agreements”); a complete list of the Assigned Confidentiality Agreements is set forth on Exhibit A attached hereto.
     NOW, THEREFORE, for and in consideration of One Dollar and No/100 ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms of the Purchase Agreement, the parties hereto agree as follows:
1.	Assignment. Assignor does hereby set over, transfer and assign to Assignee, to the extent that such are assignable without the consent of the counterparty, all of Assignor’s right, title and interest in, under and to the Assigned Confidentiality Agreements arising after the Closing Date. Assignor is hereby delivering to Assignee true and correct copies of the Assigned Confidentiality Agreements.

2.	Acceptance and Assumption. Assignee hereby (a) purchases and accepts the assignment, transfer and conveyance, to the extent that such are assignable without the consent of the counterparty, of Assignor’s right, title and interests in, under and to the Assigned Confidentiality Agreements; and (b) assumes, undertakes and agrees, subject to valid claims and defenses, to pay, satisfy, perform or discharge in accordance with the terms thereof all obligations and liabilities of any kind arising out of, or required to be performed under, such Assigned Confidentiality Agreements from and after the Closing.

3.	Representations and Warranties. The Assignors are not making any representations or warranties of any nature or kind with respect to the Assigned Confidentiality Agreements, except as expressly made and contained in the Purchase Agreement.

4.	Conflicts with Purchase Agreement. In the event that any provision of this Agreement is construed to conflict with a provision of the Purchase Agreement, the provision in the Purchase Agreement shall be deemed controlling.

5.	Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.	Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, including by facsimile or electronic transmission, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

7.	Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof which would require the application of the laws of a jurisdiction other than New York.
[Signatures begin next page]

2

Dated as of the day and year first above written.

ASSIGNORS:	RELIANT ENERGY, INC.
By:
Name:
Title:

ASSIGNEE:	ASTORIA GENERATING COMPANY ACQUISITIONS, L.L.C.
By:
Name:
Title:

[Signature Page to Confidentiality Assignment and Assumption Agreement]

EXECUTION COPY
NEW YORK CITY PURCHASE AND SALE AGREEMENT SCHEDULES
          These are the Schedules (the “Schedules”) referred to in that certain Purchase and Sale Agreement (the “Agreement”) entered into as of September 30, 2005 by and between Orion Power Holdings, Inc., a Delaware corporation (“Seller”), Reliant Energy, Inc., a Delaware corporation (“Seller Guarantor”), and Astoria Generating Company Acquisitions, L.L.C., a Delaware limited liability company (“Buyer”), and they are subject to the terms and conditions set forth in the Agreement. Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

Schedule 2.02(b)
Target Working Capital Amount
US $70,000,000

Schedule 2.04(c)
Assigned Contracts
Cartridge Filter Technology Development, License, and Assignment Agreement among Reliant Energy, Inc. (f/k/a Reliant Resources, Inc). and by its Subsidiaries, Orion Power Holdings, Inc. and Astoria Generating Company, L.P. and Gunderboom, Inc. dated April 21, 2003 (provided that such contract will not be assigned at Closing if Seller is unable to obtain the consent of Gunderboom, Inc. to such assignment).
Contract No. 4600016976 dated December 2, 2002 between Turbine Services, Limited and Reliant Energy, Inc. for the provision of combustion turbine parts (provided that such contract will not be assigned at Closing if Seller is unable to obtain the consent of Turbine Services, Limited to such assignment).

Schedule 3.03(b)
Seller Consents
Consents necessary under the Cartridge Filter Technology Development, License, and Assignment Agreement among Reliant Energy, Inc. (f/k/a Reliant Resources, Inc.) and by its Subsidiaries, Orion Power Holdings, Inc. and Astoria Generating Company, L.P. and Gunderboom, Inc. dated April 21, 2003.
Consents necessary under the Contract No. 4600016976 dated December 2, 2002 between Turbine Services, Limited and Reliant Energy, Inc. for the provision of combustion turbine parts.

Schedule 3.03(c)
Seller Governmental Approvals
1. New York State Department of Environmental Conservation (“NYSDEC”) Permits/Registrations — the following permits subject to New York Codes, Rules and Regulations Title 6 (“6 NYCRR”), Part 621 Applications for Permit Transfer will require prior notification of change in upstream equity ownership. These permits are held by Astoria Generating Company, L.P. (for a complete listing of these permits, see Schedule 3.03(c)-Attachment):
•	State Pollutant Discharge Elimination System (water discharge permits)

•	Title IV, Article 19 (air permits) and companion regulations at 6 NYCRR Parts 201, 203, & 215

•	Title V (air permits)

•	Section 401 Water Quality Certification

•	Environmental Conservation Law Article 15 (stream disturbance permits)
2. New York City Fire Department (“NYCFD”) Permits/Licenses
     Notification to the NYCFD will be required prior to transfer of any permits and licenses not held in the name of Astoria Generating Company, L.P.
3. New York State Department of Public Service Approvals
     Written notice of the indirect transfer of Certificates of Environmental Compatibility and Public Need issued under Article X resulting from the sale of the partnership interests in Astoria Generating Company, L.P. must be provided to the Secretary of the Department of Public Service.
     The sale to Buyer of the partnership interests in Astoria Generating Company, L.P. is subject to the prior approval of the Public Service Commission pursuant to Public Service Law Section 70.
4. Federal Energy Regulatory Commission Approvals (“FERC”)
     Section 203 Application for transfer of ownership of the FERC jurisdictional facilities must be approved in advance by FERC.
5. Federal Communications Commission (“FCC”)
     FCC approval required for transfer of ownership or control of radio licenses.
6. New York State Office of General Services (“OGS”)
     Corrective notice to OGS relating to assignment of the easement for lands underwater to Astoria Generating Company, L.P. from Con Ed may be required.

7. NYSDEC Consent Orders
     The prior written approval of NYSDEC is required to replace Non-Company Affiliates that are consent parties (see Schedule 4.12).
8. Hart-Scott-Rodino Act
     Applicable requirements under the HSR Act
9. Securities and Exchange Commission
     Applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Schedule 3.03(c) — Attachment
Astoria Generating Station
ENVIRONMENTAL PERMITS, LICENSES AND REGISTRATIONS

Permitted Equipment	Permittee			Renewal/
or Activity	(Owning Company)	Agency	Permit No.	Expiration Date
Title V Permit	Astoria Generating Company, L.P.	NYSDEC	2-6301-00185/00009	November 12, 2006/ May 12, 2007
Title IV Permit	Astoria Generating Company, L.P.	NYSDEC	2-6301-0006/00067	December 6, 2007/ May 6, 2008
SPDES Permit	Astoria Generating Company, L.P.	NYSDEC	NY-000-5118	May 1, 2006/ November 1, 2006
Major Oil Storage Facility License - Generating Station and Fuel Depot	Astoria Generating Company, L.P.	NYSDEC	2-1780	January 1, 2007/ March 31, 2007
Hazardous Substance Bulk Storage Registration	Astoria Generating Company, L.P.	NYSDEC	2-000359	June 30, 2007/ July 30, 2007
Emergency Diesel Generator Serial No. 77B160 (No. 15)	Astoria Generating Company, L.P.	NYCDEP	PA049095L	August 1, 2007/ October 30, 2007
Emergency Diesel Generator Serial No. 77B161 (No. 13)	Astoria Generating Company, L.P.	NYCDEP	PA049295X	July 11, 2007/ November 11, 2007
Emergency Diesel Generator Serial No. 77B159 (No. 14)	Astoria Generating Company, L.P.	NYCDEP	PA049195Z	August 1, 2007/ October 30, 2007
Emergency Air Compressor	Astoria Generating Company, L.P.	NYCDEP	PA025597P	May 1, 2006/ August 1, 2006
Generating Station Gas Turbine No. 1	Astoria Generating Company, L.P.	NYCDEP	PA1299/72Y	January 20, 2007/ April 20, 2007
A-10 Dock Emergency Diesel Generator	Astoria Generating Company, L.P.	NYCDEP	PB421003X	May 16, 2007/ August 16, 2007
Bulk Oil Storage Generating Station and Fuel Depot	Astoria Generating Company, L.P.	NYCFD	08013948	May 2006/ August 2006
Three Electric Air Compressors	Astoria Generating Company, L.P.	NYCFD	06483630	September 2005/ December 2005
Chem Lab Storage	Reliant Energy, Inc.	NYCFD	90033432	May 2006/ August 2006
Use of Oxygen/Combustible Gases in Blowpipe; Lube Oil Storage Tanks	Astoria Generating Company, L.P.	NYCFD	06483648	September 2005/ December 2005
Fuel Oil Depot Air Conditioning Permit	Astoria Generating Company, L.P.	NYCFD	99039380	September 2005/ December 2005
Air Conditioning Permit	Astoria Generating Company, L.P.	NYCFD	99039364	September 2005/ December 2005
Four Diesel Generators Permit	Astoria Generating Company, L.P.	NYCFD	99039398	September 2005/ December 2005
Dielectric Fluid Tanks Permit*	Astoria Generating Company, L.P.	NYCFD	99038192	May 2005/ August 2005
Dielectric Fluid Tanks Permit*	Astoria Generating Company, L.P.	NYCFD	99038176	May 2005/ August 2005
Dielectric Fluid (Cable Oil) Storage Tanks Pumphouse #2 (1000 gallons)*	Astoria Generating Company, L.P.	NYCFD	99038168	May 2005/ August 2005
Use of Air Compressor at Fuel Depot	Astoria Generating Company, L.P.	NYCFD	99039372	September 2005/ December 2005
Sulfuric Acid Storage (tote tank)	Reliant Energy, Inc.	NYCFD	23091440	June 2006/ September 2006
Hydrogen Tank System Permit	Astoria Generating Company, L.P.	NYCFD	04115176	September 2005/ December 2005

Permitted Equipment	Permittee			Renewal/
or Activity	(Owning Company)	Agency	Permit No.	Expiration Date
EPA ID Number (Astoria)	Astoria Generating Company, L.P.	EPA	NYD 096472758	N/A
Hazardous Materials Certificate of Registration	Astoria Generating Company, L.P.	USDOT	070803 551 008KL	June 1, 2006/ June 30, 2006
Article X New Plant Siting Approval	Astoria Generating Company, L.P.	NYPSC	Case No. 00-F-1522	Approval Granted June 25, 2003
Air and Water Permits Supporting Article X Siting Board Approval	Astoria Generating Company, L.P.	NYSDEC	Case No. 00-F-1522	Issued: May 6, 2003
Asbestos Handling License	Astoria Generating Company, L.P.	NYS Dept. of Labor Div. of Safety & Health	05-0421	June 1, 2006/ June 30, 2006

*	Permit renewal application submitted and fees paid...awaiting issuance of permit.
Permits in the name of Guarantor are being transferred to Astoria LP prior to Closing.
ASTORIA GENERATING STATION CONSENT ORDERS
1.	Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated September 11, 2000).

2.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated July 16, 2001).

3.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated May 20, 2003).

4.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated September 28, 2004).

5.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated May 31, 2005).

Gowanus Gas Turbine Facility
ENVIRONMENTAL PERMITS, LICENSES AND REGISTRATIONS

				Renewal/
Permitted Equipment or Activity	Company Name	Agency	Permit No.	Expiration Date
SPDES Permit	Astoria Generating Company, L.P.	NYSDEC	NY-0201006	May 1, 2006/ November 1, 2006

Major Onshore Storage Facility License	Astoria Generating Company, L.P.	NYSDEC	0-0538, 0-0539, 0-0540, and 0-0541	January 1, 2008/ March 31, 2008

Petroleum Bulk Storage Registration Certificate — Gowanus Gas Turbines	Astoria Generating Company, L.P.	NYSDEC	2-603183	June 27, 2009/ July 27, 2009

Title V Permit	Astoria Generating Company, L.P.	NYSDEC	2-6102-00116/00021	February 28, 2007/ July 30, 2007

Gas Turbine Barges 1-4	Astoria Generating Company, L.P.	NYCDEP	PA871/72N PA872/72K PA873/72H PA874/72P	January 26, 2007/ April 26, 2007

Bulk Oil Storage Facility Permit*	Astoria Generating Company, L.P.	NYCFD	08014532	May 2005/ August 2005

Site Inspection Diesel Storage Tanks	Astoria Generating Company, L.P.	NYCFD	22046080	January 2006/ April 2006

CO2 System	Astoria Generating Company, L.P.	NYCFD	99039406	January 2006/ April 2006

Two Air Conditioning Units: (1) dockhouse and (1) inside	Astoria Generating Company, L.P.	NYCFD	99037061	January 2006/ April 2006

One Air Compressor; Use of Torch with Oxygen and Combustible Gas; Storage and Use of Compressed Gas (nitrogen cylinders); Storage and Use of Compressed Gas (acetylene and oxygen)	Astoria Generating Company, L.P.	NYCFD	99037319	January 2006/ April 2006

EPA ID Number	Astoria Generating Company, L.P.	EPA	NYD981182215	N/A

Vessel Certificate of Financial Responsibility	Astoria Generating Company, L.P.	DOT/ USCG	Clean Energy No. 1 Clean Energy No. 2 Clean Energy No. 4 Gowanus Bay No. 1 Gowanus Bay No. 2 Gowanus Bay No. 3 Gowanus Bay No. 4	July 26, 2008

Asbestos Handling License	Astoria Generating Company, L.P.	NYS Dept. of Labor Div. of Safety & Health	05-0421	June 1, 2006/ June 30, 2006

*	Permit renewal application submitted, fee paid and inspection completed...awaiting issuance of permit.

Narrows Gas Turbine Facility
ENVIRONMENTAL PERMITS, LICENSES AND REGISTRATIONS

				Renewal/
Permitted Equipment or Activity	Company Name	Agency	Permit No.	Expiration Date
SPDES Permit	Astoria Generating Company, L.P.	NYSDEC	NY-0200808	May 1, 2006/ November 1, 2006

Major Oil Storage Facility License	Astoria Generating Company, L.P.	NYSDEC	2-1460	January 1, 2007/ March 31, 2007

Title V Permit	Astoria Generating Company, L.P.	NYSDEC	2-6102-00235/ 00005	November 15, 2006/ May 15, 2007

Gas Turbine Barges 1-2	Astoria Generating Company, L.P.	NYCDEP	PA535/72R PA534/72J	January 26, 2007/ April 26, 2007

House Boiler*	Astoria Generating Company, L.P.	NYCDEP	CA018998P	March 17, 2005/ June 17, 2005

Paint Storage: Use of Torch with Oxygen and Combustible Gas; Storage and Use of Compressed Gas (nitrogen cylinders); Storage and Use of Compressed Gas (acetylene and oxygen)	Astoria Generating Company, L.P.	NYCFD	05141395	October 2005/ January 2006

Storage of flammable liquids in various volumes	Astoria Generating Company, L.P.	NYCFD	99039414	October 2005/ January 2006

Site Inspection Diesel Storage Tanks	Astoria Generating Company, L.P.	NYCFD	22046072	October 2005/ January 2006

Bulk Oil Storage Facility Permit*	Astoria Generating Company, L.P.	NYCFD	08003014	May 2005/ August 2005

Two Air Conditioning Units	Astoria Generating Company, L.P.	NYCFD	05210703	October 2005/ January 2006

Storage of mixed flammable liquids*	Astoria Generating Company, L.P.	NYCFD	99038184	May 2005/ August 2005

EPA ID Number	Astoria Generating Company, L.P.	EPA	NYD981182207	N/A

Vessel Certificate of Financial Responsibility	Astoria Generating Company, L.P.	DOT/ USCG	Narrows No. 1 Narrows No. 2	July 26, 2008

Asbestos Handling License	Astoria Generating Company, L.P.	NYS Dept. of Labor Div. of Safety & Health	05-0421	June 1, 2006/ June 30, 2006

*	Permit renewal application submitted, fee paid and inspection completed...awaiting issuance of permit.

Schedule 3.04
Capitalization
Astoria Generating Company, L.P.

General Partner

Orion Power New York GP, Inc.	1% general partnership interest

Limited Partner

Orion Power New York, L.P.	99% limited partnership interest

Orion Power Operating Services Astoria, Inc.

Authorized capital stock	100 shares, par value $1.00

Orion Power Operating Services, Inc.	100 shares
Encumbrances
     Liens, restrictions on transfer or encumbrances securing those certain five Promissory Notes each dated December 22, 2004 made by Orion Power New York, LP or Orion Power MidWest, LP, as the case may be, and payable to Reliant Energy, Inc. under the “Security Documents” as defined therein or executed pursuant thereto.

Schedule 4.02(b)
Company Consents
Consents necessary under that certain Second Amended and Restated Agreement of Limited Partnership of Astoria Generating Company, L.P. dated December 22, 2004.

Schedule 4.03
Capitalization
     Typical rights of a Pledgee to all cash, securities, dividends and other property received or otherwise distributed, substituted or exchanged in respect of or exchange for the Company Interests and created under those certain five Promissory Notes each dated December 22, 2004 made by Orion Power New York, LP or Orion Power MidWest, LP, as the case may be, and payable to Reliant Energy, Inc. and the “Security Documents” as defined therein or executed pursuant thereto.

Schedule 4.04(a)
OPNY LP Financial Statements
ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS — AUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	95,543
Restricted cash	19,139
Accounts receivable, net of allowance for bad debts of $1,123	49,898
Materials and supplies	11,140
Fuel inventory	13,070
Derivative assets	2,796
Prepaid insurance and property taxes	9,398
Other current assets	5,831

Total current assets	206,815

Property, plant and equipment, net	1,512,150

Other assets:
Goodwill, net	—
Other intangibles, net	148,853
Derivative assets	—
Deferred financing costs, net of accumulated amortization of $3,329	5,232
Other	—

Total other assets	154,085

Total assets	$1,873,050

Liabilities and Partners’ Capital

Current liabilities:
Current portion of long-term debt and short-term borrowings	39,282
Accounts payable	24,679
Derivative liabilities	9,821
Payable to affiliates, net	24,073
Accrued expenses	7,975
Accrued interest	319
Deferred revenue	—

Total current liabilities	106,149

Long-term debt-	313,577

Other liabilities:
Derivative liabilities	7,711
Contractual obligations	4,247
Other	23,845

Total other liabilities	35,803

Total liabilities	455,529

Commitments and contingencies

Minority interest, affiliated company	20,370

Partners’ capital:-
Partners’ capital before accumulated other comprehensive loss	1,413,461
Accumulated other comprehensive loss	(16,310)

Total partners’ capital	1,397,151

Total liabilities and partners’ capital	$1,873,050

ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
STATEMENTS OF CONSOLIDATED OPERATIONS — AUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

Operating revenue	$666,659

Operating expenses:
Fuel	129,786
Fuel — affiliates	124,932
Purchased power	3,915
Operation and maintenance	108,599
General and administrative	8,825
General and administrative recorded as non-cash capital contribution from partners	31,826
Goodwill impairment	485,039
Taxes other than income taxes	59,103
Depreciation and amortization	52,045

Total operating expenses	1,004,070

Operating Income (loss)	(337,411)

Interest expense, net	(26,789)

Minority interest, affiliated company	(1,879)

Net income (loss)	$(366,079)

ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
STATEMENTS OF CONSOLIDATED PARTNERS’ CAPITAL AND
COMPREHENSIVE INCOME (LOSS) — AUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

	Orion Power New	Orion Power New	Total Partners’	Comprehensive
	York, GP, Inc.	York, LP, LLC	Capital	Income (Loss)

Non-cash capital contribution of general and administrative expenses	64	31,762	31,826
Non-cash capital contribution of deferred financing costs	15	7,460	7,475
Non-cash capital contribution relating to the conversion of accounts payable to capital	20	9,880	9,900
Capital contributions	52	25,708	25,760
Capital distributions	(275)	(137,062)	(137,337)
Comprehensive loss:
Net loss	(732)	(365,347)	(366,079)	$(366,079)
Other comprehensive income (loss):
Deferred loss from cash flow hedges	(9)	(4,635)	(4,644)	(4,644)
Reclassification of net deferred loss from cash flow hedges into net loss	18	8,922	8,940	8,940

Comprehensive loss				$(361,783)

Balance at December 31, 2003	$2,796	$1,394,355	$1,397,151

ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
STATEMENTS OF CONSOLIDATED CASH FLOWS — AUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

Cash flows from operating activities:

Net income (loss)	$(366,079)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Capital contribution of allocated general and administrative Expenses	31,826
Goodwill impairment	485,039
Depreciation and amortization	52,045
Amortization of revaluation of interest rate swaps	(4,815)
Unrealized loss (gain) on derivative assets and liabilities	1,933
Amortization of deferred financing costs	2,862
Amortization of contractual rights and obligations	10,759
Minority interest	1,879
Change in assets and liabilities:
Restricted cash	(583)
Accounts receivable, net	(10,349)
Fuel inventory, materials and supplies	(11,350)
Prepaid expenses and other current assets	4,442
Accounts payable	16,420
Receivable/payable to affiliates, net	(4,313)
Accrued expenses	787
Accrued interest	105
Deferred revenue	(1,902)
Other long-term liabilities	292

Net cash (used in) provided by operating activities	208,998

Cash flows from investing activities:
Capital expenditures	(34,945)

Net cash used in investing activities	(34,945)

Cash flows from financing activities:
Contributions from partners	25,760
Distributions to partners	(137,337)
Payments on debt	(17,663)
Payments of deferred financing costs	(590)

Net cash used in financing activities	(129,830)

Net change in cash and cash equivalents	44,223
Cash and cash equivalents, beginning of period	51,320

Cash and cash equivalents, end of period	$95,543

Supplemental disclosure of cash flow information:
Cash paid for:
Interest (net of amounts capitalized)	$27,599

ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS — UNAUDITED
Twelve Months Ending December 31, 2004
(Thousands of Dollars)

Assets

Current assets:
Cash and Cash Equivalents	580
Accounts Receivable, net	45,085
Materials and supplies	10,676
Fuel Inventory	16,770
Prepaid insurance and property taxes	19,156
Other current assets	4,178

Total current assets	96,445

Property, plant and equipment, net	952,369

Other Assets:
Intangibles	70,663

Total other assets	70,663

Total assets	1,119,477

Liabilities and Partners’ Capital

Current liabilities:
Accounts Payable	6,798
Current other taxes payable	8,192
Other current liabilities, net	6,955

Total current liabilities	21,945

Other liabilities:
Benefit obligations	11,877
Other	7,825

Total other liabilities	19,702

Total liabilities	41,647

Partners’ capital
Total partners’ capital	1,077,830

Total liabilities and partners’ capital	1,119,477

ORION POWER NEW YORK, L.P. AND SUBSIDIARIES
STATEMENTS OF CONSOLIDATED OPERATIONS — UNAUDITED
Twelve Months Ending December 31, 2004
(Thousands of Dollars)

Operating revenue	$625,831

Operating expenses:
Fuel	315,009
Purchased power	3,502
Operation and maintenance	104,023
Taxes other than income taxes	32,989
Depreciation and amortization	42,104

Total operating expenses	497,627

Operating Income (loss)	$128,203

Schedule 4.04(b)
Companies Financial Statements
ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Consolidating balance sheet — UNAUDITED
Twelve Months Ending December 31, 2004
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	$1,559
Accounts receivable, net	45,085
Materials and supplies	10,676
Fuel Inventory	16,770
Prepaid insurance and property taxes	19,156
Other current assets	4,179

Total current assets	97,424

Property, plant and equipment, net	952,369

Other assets:
Other intangibles, net	70,941
Other	(304)

Total other assets	70,636

Total assets	$1,120,430

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	6,775
Taxes Payable	4,989
Other current liabilities	2,965

Total current liabilities	14,729

Other liabilities:
Benefits obligations	11,877
Other	9,201

Total other liabilities	21,078

Total liabilities	35,807

Partner’s capital	1,084,623

Total liabilities and partners’ capital	$1,120,430

ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Statement of consolidating operations — UNAUDITED
Twelve Months Ending December 31, 2004
(Thousands of Dollars)

Operating revenues:
Revenues	$625,831

Operating expenses:
Fuel	315,442
Purchased Power	3,069
Operations and maintenance	65,215
Taxes other than income taxes	33,857
Depreciation and amortization	42,104

Total operating expenses	459,687

Operating income	166,144

Income Before Income Taxes	$166,144

ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Consolidating balance sheet — UNAUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	$36,224
Accounts receivable, net	38,003
Materials and supplies	9,162
Fuel Inventory	12,778
Derivative assets	2,796
Prepaid insurance and property taxes	878
Other current assets	4,178

Total current assets	104,020

Property, plant and equipment, net	977,413

Other assets:
Other intangibles, net	79,933
Other	23

Total other assets	79,956

Total assets	$1,161,388

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	17,547
Current other taxes payable	2,857
Derivative liabilities	1,216
Other current liabilities	3,492

Total current liabilities	25,113

Other liabilities:
Benefits obligations	11,141
Other	9,470

Total other liabilities	20,611

Total liabilities	45,724

Partner’s capital	1,115,664

Total liabilities and partners’ capital	$1,161,388

ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Statement of consolidating operations — UNAUDITED
Twelve Months Ending December 31, 2003
(Thousands of Dollars)

Operating revenues:
Revenues	$549,140

Operating expenses:
Fuel	254,777
Purchased Power	2,878
Operations and maintenance	67,841
Taxes other than income taxes	35,786
Depreciation and amortization	40,380

Total operating expenses	401,661

Operating income	147,479

Net Loss	$147,479

ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Consolidating balance sheet — UNAUDITED
Twelve Months Ending December 31, 2002
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	$6,887
Accounts receivable, net	30,681
Materials and supplies	7,990
Fuel Inventory	3,385
Derivative assets	4,999
Prepaid insurance and property taxes	739
Other current assets	12,336

Total current assets	67,017

Property, plant and equipment, net	983,875

Other assets:
Derivative assets -	1,529
Other intangibles, net	89,753
Other intangibles, net	4,451

Total other assets	95,733

Total assets	$1,146,625

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	7,184
Current other taxes payable	128
Deferred federal income taxes payable	251
Derivative liabilities	2,533
Other current liabilities	11,291

Total current liabilities	21,386

Long-term debt -

Other liabilities:
Derivative liabilities -	488
Benefits obligations	9,255
Other	7,876

Total other liabilities	17,619

Total liabilities	39,005

Partner’s capital	1,107,620

Total liabilities and partners’ capital	$1,146,625

ASTORIA GENERATING COMPANY, LP AND
ORION POWER OPERATING SERVICES ASTORIA, INC
Statement of consolidating operations — UNAUDITED
For the period from February 19, 2002 ending December 31, 2002
(Thousands of Dollars)

Operating revenues:
Revenues	$456,154

Operating expenses:
Fuel	186,523
Purchased Power	452
Operations and maintenance	47,886
Taxes other than income taxes	28,425
Depreciation and amortization	35,092

Total operating expenses	298,377

Operating income (loss)
Revenue from investments in subs -	157,777

Net Loss	$157,777

Schedule 4.04(c)
June 30, 2005 Balance Sheets
(unaudited)
ASTORIA GENERATING COMPANY, LP
Balance sheet — UNAUDITED
Six Months Ending June 30, 2005
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	2
Accounts receivable, net	100,041
Materials and supplies	11,989
Fuel Inventory	19,434
Prepaid insurance and property taxes	9,103
Other current assets*	3,000

Total current assets	143,567

Property, plant and equipment, net	939,974

Other assets:
Other intangibles, net	69,776
Other deferred debits	(159)
Total other assets	69,617

Total assets	$1,153,159

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	11,403
Payable to affiliates	34,507
Accrued expenses	265
Other current liabilities	2,135

Total current liabilities	48,311

Other liabilities:
Benefits obligations	12,520
Other**	9,510

Total other liabilities	22,030

Total liabilities	70,341

Partner’s capital	1,082,818

Total liabilities and partners’ capital	$1,153,159

*	As of June 30, 2005, Other current assets includes an additional $1.2 million.

**	As of June 30, 2005, Other liabilities includes an additional $665,000.

ASTORIA GENERATING COMPANY, LP
Statement of Operations — UNAUDITED
Six Months Ending June 30, 2005
(Thousands of Dollars)

Operating revenues:
Revenues	$353,992

Operating expenses:
Fuel	115,561
Fuel — affiliates	81,313
Purchased Power	1,783
Operations and maintenance	50,724
Taxes other than income taxes	16,736
Depreciation and amortization	23,944

Total operating expenses	290,061

Operating income)	63,931

Income before income taxes	$63,931

ORION POWER OPERATING SERVICES ASTORIA, INC.
Balance sheet — UNAUDITED
Six Months Ending June 30, 2005
(Thousands of Dollars)

Assets

Current assets:
Cash and cash equivalents	14

Total current assets	14

Total assets	$14

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	196
Accrued expenses	84
Other current liabilities	465

Total current liabilities	745

Other liabilities:
Other	1,300

Total other liabilities	1,300

Total liabilities	2,045

Partner’s capital	(2,031)

Total liabilities and partners’ capital	$14

ORION POWER OPERATING SERVICES ASTORIA, INC.
Statement of operations — UNAUDITED
Six Months Ending June 30, 2005
(Thousands of Dollars)

Operating revenues:	$—

Operating expenses:
Operations and maintenance	(2.1)

Taxes other than income taxes	2.1

Total operating expenses	0.0

Operating income (loss)	0.0

Net Income	$0

ASTORIA GENERATING COMPANY, LP
Balance sheet — UNAUDITED
Six Months Ending June 30, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	30,411
Accounts receivable, net	62,043
Materials and supplies	9,820
Fuel Inventory	9,363
Prepaid insurance and property taxes	1,313
Other current assets	7,493

Total current assets	120,445

Property, plant and equipment, net	964,820

Other assets:
Other intangibles, net	74,151
Other deferred debits	(70)

Total other assets	74,081

Total assets	$1,159,345

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	7,451
Accrued expenses	4,282
Other current liabilities	2,333

Total current liabilities	14,066

Other liabilities:
Benefits obligations	12,210
Other	9,770

Total other liabilities	21,981

Total liabilities	36,047

Minority Interest -

Partner’s capital	1,123,298

Total liabilities and partners’ capital	$1,159,345

ASTORIA GENERATING COMPANY, LP
Statement of operations — UNAUDITED
Six Months Ending June 30, 2004
(Thousands of Dollars)

Operating revenues:
Revenues	$289,209

Operating expenses:
Fuel	79,351
Fuel — affiliates	60,136
Purchased Power	1,736
Operations and maintenance	37,270
General and administrative - Taxes other than income taxes	18,572
Depreciation and amortization	20,281

Total operating expenses	217,346

Operating income	71,863

Income before income taxes	$71,863

ORION POWER OPERATING SERVICES ASTORIA, INC
Balance sheet — UNAUDITED
Six Months Ending June 30, 2004
(Thousands of Dollars)

Assets
Current assets:
Cash and cash equivalents	$2,096
Accounts receivable, net	3

Total current assets	2,099

Total assets	$2,099

Liabilities and Partners’ Capital
Current liabilities:
Accounts payable	157
Accrued expenses	10
Other current liabilities	310

Total current liabilities	478

Other liabilities:
Other	714

Total other liabilities	714

Total liabilities	1,192

Partner’s capital	907

Total liabilities and partners’ capital	$2,099

ORION POWER OPERATING SERVICES ASTORIA, INC
Statement of operations — UNAUDITED
Six Months Ending June 30, 2004
(Thousands of Dollars)

Operating revenues:	$—

Operating expenses:
Operations and maintenance	(2,033)
Taxes other than income taxes	1

Total operating expenses	(2,032)

Operating income (loss)	(2,032)

Interest expense, net

Net Income	$(2,032)

Schedule 4.05(a)
Certain Company Liabilities
Under a New York Department of Environmental Conservation order, Astoria Generating Station is required to evaluate certain technical changes to modify its intake cooling systems. Depending on the outcome of the discussions regarding the technical changes, if any, that are required to be implemented, including the form of technology ultimately selected, it is estimated that it will be required to make approximately $75 million in capital expenditures over a four-year period in order to comply with this order. Astoria began construction of an initial pilot intake structure in April 2005 and also initiated steps to begin the determination of the extent, if any, of subsequent intake structure modifications.

Schedule 4.05(b)
Certain Developments
None

Schedule 4.06
Litigation
1.	Arra Ashjian v. Orion Power Holdings, Inc. et al.

2.	James D. Lee v. Astoria Generating Company, L.P. et al.

3.	Jamie Roldan and Elaine Roldan v. Astoria Generating Company, L.P. et al.

4.	Robert J. Reidt v. Astoria Generating Company, L.P. et al.

5.	Elsayed Eldoh v. Astoria Generating Company, L.P. et al.

6.	The Utility Workers Union of America, Local 1-2 (the “UWUA Local”) has informed Reliant Energy, Inc. (“Reliant”) by letters dated February 4, 2005 and April 25, 2005, respectively, that, as a result of Reliant’s change of the gas turbine operators’ shift schedules from a five-week cycle to a six-week cycle at the Narrows Gas Turbine Facility without the gas turbine operators’ consent, (1) the UWUA Local considers the shift change a violation of the National Labor Relations Act and of the existing Collective Bargaining Contract, (2) the UWUA Local’s General Counsel has been authorized to file an Unfair Labor Practice Charge with the National Labor Relations Board (the “NLRB”), and (3) the UWUA Local seeks to arbitrate the issue.

7.	Workers Compensation Claim No. 205287218

8.	Workers Compensation Claim No. 205263467

9.	Workers Compensation Claim No. 205298951

10.	Workers Compensation Claim No. 205259489

11.	Workers Compensation Claim No. 205267150

12.	Workers Compensation Claim No. 205278629

13.	Workers Compensation Claim No. 205277087

14.	Workers Compensation Claim No. 205289441

Schedule 4.07
Compliance with Laws
1. New York State Department of Environmental Conservation Modified Order on Consent DEC File No. CO2-19990430-28
There is a Modified Order on Consent with New York State Department of Environmental Conservation for Astoria Generating Company, LP, covering conditions at Astoria Station and Narrows. This Consent Order has been modified four times.
The dates of 2007 and 2008 for the completion of the Repowering Project (which will end the once-through cooling at the Astoria Station), will have to be renegotiated with the New York State Department of Environmental Conservation (“NYSDEC”) in order to be extended. The construction of the repowered intake test bay commenced April 30, 2005, in accordance with modified provisions of the Astoria Consent Order and the SPDES permit. The development and submittal of a Final Action Plan for the intake of the existing once-through cooling system has been stayed at this time.
2. New York State Department of Environmental Conservation March 30, 2005 Request for Information
The Astoria Station received a Request for Information (RFI) dated March 30, 2005 regarding the need for priority pollutant analyses and other information to be used to support a BTA determination under 6NYCRR Part 704.5 and 40 CFR Part 125.95. The original due date for submission of this material was May 30, 2005. NYSDEC approved a request to extend the submittal date to September 30, 2005. This work has been completed and will be submitted to NYSDEC on September 30, 2005.
3. Repowering Extension of Expiration of Prevention of Significant Deterioration (“PSD”) Air Quality Permit at Astoria Station
NYSDEC granted a request for extension of the expiration of the PSD Permit for construction of the Repowering Project at the Astoria Station to June 9, 2006.
4. Extension of Expiration of Aeronautical Study at Astoria Station
The FAA granted a request for extension of the expiration of the aeronautical study for the Repowering Project at the Astoria Station to December 16, 2005.
5. Astoria Mounded Tanks
A study of the viability of adding additional containment to the Astoria Mounded Tanks was submitted to the NYSDEC and USEPA in July 2005. A study was submitted to NYSDEC and USEPA on September 27, 2004 that addresses the adequacy of containment for the existing configuration.

6. Narrows Mounded Tanks
The current response to the Consent Order requires the retirement of mounded tanks KER-4 and KER-5 at Narrows by the end of 2005. The tanks have been cleaned and are awaiting NYSDEC approval to complete the retirement process.
7. Astoria Hazardous Waste Drain Line
Remediation of the drain line containing traces of PCB contamination, which was discovered as during the closure of the former Hazardous Waste Storage Area, will begin in the 4th Quarter 2005.
8. Astoria Exposure Assessment
Development of an exposure assessment that evaluates current and potential exposures to contaminated media at the Astoria Station is required to be filed with NYSDEC. Work on an assessment involving a possible leak discovered during the cleaning of tank FO6-5 is underway. Submission of the findings of this assessment to NYSDEC is expected in the 4th Quarter 2005.

Schedule 4.07 — Attachment
List of Violations

Date	Facility	Agency	Event	Event Description	Status / Resolution / Documentation
28-Oct-02	Astoria	CNY- ECB	NOV	Failure to take sample of wastewater discharge	Closed — $250 fine

12/11/2002	Astoria	NYDEC	NOV	2 NOVs for failure to submit a semi-annual report and multiple quarterly monitoring reports	Closed — Final Consent Issued; penalty of $18,500 paid.

7/31/2002	Astoria	NYDEC	Permit Limit Exceedance	Oil and Grease exceedances from Outfalls 001 and 002. Exceedances reported to NYSDEC on DMRs.	Closed — Final Consent Issued; penalty of $18,500 paid. — the Final Consent Order and penalty have been combined with the Title V NOVs — see item dated 12/11/02.

4/7/2004	Astoria	NYDEC	NOV	Station received NOV via a letter pertaining to the 3/3/04 SPDES permit inspection stating the department had not received sample results by required date of August 6, 2003.	Closed — Station submitted sample results to the DEC on July 2, 2004; waiting confirmation of Department’s review and acceptance of results.

5/22/2004	Astoria	ECB City of NY	NOV	Complaint regarding a contractors asbestos abatement.	Closed — A hearing before the New York City Department of Environmental Protection (NYCDEP) Environmental Control Board (ECB) was held on 11/16/04. The contractor was successful having one of the three violations dismissed (the violation regarding plastic on the walls). The contractor paid a fine of $6,000 for the two remaining violations. Reliant had already paid the full amount of $9,000, prior to the hearing. The contractor will reimburse Reliant the total $9,000, but will be setting up a meeting with the ECB to try and get a “refund” for the $3,000 on the dismissed violation.

15-May-03	Narrows	NYC-DEP	Notice of Violation and Hearing	Aledged failure to file the Community Right - to - Know inventory report (Tier II reports) for year 2002 by 03/01/03.	Closed — Jim Gregory appeared before the Environmental Control Board on 07/16/03. Jim presented a copy of the inventory and transmittal letter along with a copy of the cancelled check for Narrows. The Hearing Officer/Board dismissed the issue. No written notice of dismissal was provided by the board. No fine issued due to dismissal.

09/28/04 Modification #3 05/21/03 Modification #2 07/06/01 Modification #1 09/11/00 Original	Astoria, Gowanus and Narrows	NYSDEC	Consent Order	Orion Power accepted all responsibilities of a multi-disciplinary Consent Order requiring remediation and other corrective work as part of the divestiture transaction with ConEd,	OPEN — Compliance activities continue with respect to remediation, opacity reduction, tank repairs, and mitigation of cooling water intake impacts.

Appendix 1: Intake Structures and Thermal Discharges

•   Construction of a test portion of the intake structure began on April 30, 2005 in accordance with modified provisions of the Astoria Consent Order and the SPDES permit.

Appendix 2: Tank Repairs/ Containment

•   Cleaned/ repaired two of four mounded tanks (Tank FO6-6 cleaning/ inspection in-process)

•   Submitted a feasibility study to NYSDEC and USEPA in September 2004 evaluating the feasibility of secondary containment for the mounded tanks...awaiting comments from agency.

Appendix 3: Opacity Reduction

•   An opacity reduction program is in place with Quarterly reporting requirements.

Appendix 4: Pipeline Testing

Date	Facility	Agency	Event	Event Description	Status / Resolution / Documentation

•   All required testing has been satisfactorily completed.

Appendix 5: Areas of Concern (AOCs)

•   Continue implementation of the Interim Corrective Measures (IRMs) in Area 3 of the Fuel Oil Tank Farm (FOTF) and Area 9 to address the presence of free-phase product in the subsurface

•   Implement scope of work to address the presence of PCBs in the 12-inch diameter storm sewer drain line associated with the former Astoria Hazardous Waste Storage Area (HWSA).

•   Continue planning for investigating the Tank FO6-5 releases (small holes in the bottom of Astoria Tank FO6-5).

•   NYSDEC issued Astoria complex-wide cleanup criteria Specific Areas of Concern (AOCs) at Astoria require corrective measures

•   In a letter dated May 28, 2004 the NYSDEC indicated their acceptance of the timeline for implementing the Final SCR recommendations for the AGS and the methodology described for complying with the NYSDOH July 16, 2002 guidance memorandum regarding carcinogenic polycyclic aromatic hydrocarbons (cPAHs).

•   Continue communications and coordination with the NYSDEC and NYSDOH regarding the Final SCR Addendum (that includes the site-specific B(a)P action level analysis and results).

•   A Work Plan to address soil impacts within Area 4 will be prepared following receipt of the NYSDEC and NYSDOH written acceptance of a site-specific B(a)P action level presented in the Final SCR Addendum.

9-Dec-04	Astoria	NYSDEC	Permit Limit Exceedance	Grease & Oil (Weekly)	Closed — Oil absorbent pads and socks were replaced at separator. Quarterly services of separator performed in early February 2005.

12-Dec-04	Astoria	NYSDEC	Permit Limit Exceedance	Grease & Oil (Weekly)	Open — Technical Services and Station personnel are working on the following activities to address the exceedances. Activities should be completed in the 4th Qtr. 2005.

•   Calculate the new orifice size for the OWS, and install.

•   Remove the discs from the check valves. Doing this will allow the floor trenches to act as a reservoir for all units. Currently, the flow from 2,3 and 4 can back up into the floor trenches, but 5 must flow directly into the separator.

•   Spec new sump pumps that will not emulsify an oil/water mix.

•   Determine whether the existing separator can have additional coalescing plates installed. If not, modify the plate frame to accept additional plates (weight of additional plates may be an issue)

•   Investigate the installation of a secondary coalescer (mesh pack) in the existing separator.

•   Spec a skimmer for each sump.

•   Review the sampling protocol. The sample should be taken from the discharge chamber of the separator rather than the discharge pipe.

20-Dec-04	Astoria	NYSDEC	Permit Limit Exceedance	Grease & Oil (Weekly)	Open — Technical Services and Station personnel are working on the following activities to address the exceedances. Activities should be completed in the 4th Qtr. 2005.

•   Calculate the new orifice size for the OWS, and install.

•   Remove the discs from the check valves. Doing this will allow the floor trenches to act as a reservoir for all units. Currently, the flow from 2,3 and 4 can back up into the floor trenches, but 5 must flow directly into the separator.

•   Spec new sump pumps that will not emulsify an oil/water mix.

•   Determine whether the existing separator can have additional coalescing plates installed. If not, modify the plate frame to accept additional plates (weight of additional plates may be an issue)

•   Investigate the installation of a secondary coalescer (mesh pack) in the existing separator.

•   Spec a skimmer for each sump.

•   Review the sampling protocol. The sample should be taken from the discharge chamber of the separator rather than the discharge pipe.

11-Jan-05	Astoria	OPNY	Reportable Spill		Closed — A gallon of dieletric fluid spilled onto a secondary containment from the C Phase of feeder 12G03K. The spill was attributed to equipment failure.

Date	Facility	Agency	Event	Event Description	Status / Resolution / Documentation
5-Mar-05	Astoria	USCG & NYDEC	Reportable Spill		Closed — 200 gallons of #6 Fuel Oil spilled on to the delivering barge, during fuel oil transfer to the storage tanks.

11-Apr-05	Astoria	USEPA	Administrative	Failure to implement an SPCC Plan in accordance with 40 CFR §112.7 and §112.8.	Closed — Written response to EPA was provided on June 14, 2005.

1-May-05	Astoria	NYSDEC	Permit Limit Exceedance	Grease & Oil (Daily) — There was one exceedance.	Open — The exceedance was reported to NYSDEC in the monthly Discharge Monitoring Report (DMR). No other correpondence.

5-May-05	Astoria	USGC & NYDEC	Reportable Spill	A hydraulic line leaked spattering oil on the adjacent barge and dock area while system was active, approximately 8 oz. of hydraulic oil spilled. None of the oil entered the waterway.	Closed — The hydraulic oil line was secured and the system will be drained for repair. A courtesy notification was made to local agencies, but this was not a reportable spill per regulation.

18-Jun-05	Narrows	National Response Center, USCG, NYSDEC and NYCDEP	Reportable Spill	On 18 JUN 05 at approx. 0830 hours, Gas Turbine Operator Robert Rotelli noticed a petroleum odor on the pier near NARROWS #1 gas turbine barge. Upon further investigation, he observed a drip of oil coming through a dock drain line into the water. The rate was about one drip every 15-30 seconds. A sheen was observed on the surface of the water. There were no fuel oil systems in operation at the time and the supply piping had been previously isolated. The station was burning gas.	Closed — The station forces immediately deployed absorbent materials in the water adjacent to the barge and pier. The One Hour Responder, Ken’s Marine, was called to the site and placed additional absorbent materials near the permanent containment boom. A vacuum truck was requested to evacuate the isolated fuel oil piping. The estimated amount of fuel oil released was ten gallons. No evidence was found to indicate that any oil had entered the waterway outside of the boom. The drain port in the dock where the oil drip was observed was packed with oil absorbent material. The next step is to put a plug into the drain opening. The next step is to drain and remove the swivel joint piping sections that connect the dock piping to the gas turbine barges for inspection.

Notifications:

The incident was reported IAW the USCG Facility Response Plan. The phone call list contains the details of the calls. At 1500 hours, the NYC Department of Environmental Protection Emergency Response Investigator, Dennis Huacon, from the Pollution Prevention Section arrived and made a brief site investigation. He was satisfied with our efforts and said that this did not have any effect on NYC facilities.

24-Aug-05	Gowanus	National Response Center, USCG, NYSDEC and NYCDEP	Reportable Spill	Approximately one half gallon of turbine lube oil sprayed onto adjacent surfaces on the power generation barge and dock surfaces. The incident was caused by a small leak in the lube oil system. Additional absorbent material was placed on the surface of the water as a contingency measure.	Open — Absorbent material was placed on the surface of the water as a contingency measure. All areas that had any evidence of lube oil spray were cleaned. Several feet of wooden dock stringer that had oil on the surface was removed. The failed fitting was replaced.Notifications in accordance with the station spill response plans were made.

Schedule 4.08
Material Contracts
(i) Standby Rate Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated April 10, 2003
     Master Power Purchase and Sale Agreement between Astoria Generating Company, L.P. and Constellation Power Source, Inc. and confirmation dated November 24, 2003
     Master Power Purchase and Sale Agreement between Astoria Generating Company, L.P. and Dominion Energy Marketing, Inc. and confirmation dated December 10, 2003
     Steam Price Letter Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated August 20, 1999
     Service Agreement for New York ISO Market Administration and Control Area Services Tariff by and between the New York Independent System Operator and Astoria Generating Company, L.P. dated September 15, 1999
     Fuel Oil Contract No. S40821 between Astoria Generating Company, L.P. and Sunoco, Inc. (R&M) dated July 1, 2004
     Spot Fuel Oil purchase under the Trafigura contract dated as of September 16, 2005, for the purchase of approximately 75,000 barrels of No. 6 Fuel Oil with 0.3 percent Sulfur high pour for the delivery period from October 1, 2005 through October 31, 2005
(ii) Service Agreement for Firm Point-to-Point Transmission Service by and between New York Independent System Operator and Astoria Generating Company, L.P. dated September 15, 1999
     Service Agreement for Non-Firm Point-to-Point Transmission Service by and between New York Independent System Operator and Astoria Generating Company, L.P. dated September 15, 1999
     Master Storage and Product Handling Agreement No. 33-04-02-997 between Sunoco, Inc. (R&M) and Astoria Generating Company, L.P. dated February 24, 2004
     Storage and Product Handling Agreement No. 36-01-04-799 (Standard Terms and Conditions Revision) between Sunoco, Inc. (R&M) and Astoria Generating Company, L.P. dated March 5, 2004
     Service Agreement for Non-Core Transportation Service for Electric Generation between Astoria Generating Company, L.P. and The Brooklyn Union Gas Company d/b/a Key Span Energy Delivery New York dated December 22, 2000

     Gas Transportation and Balancing Services Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated August 19, 1999, First Amendment to Gas Transportation and Balancing Services Agreement dated August 19, 1999, Letter Agreement Amending Gas Transportation and Balancing Services Agreement, dated May 10, 2002
     Service Agreement for Non-core Transportation Service for Electric Generation between Astoria Generating Company, L.P. and The Brooklyn Union Gas Company (d/b/a Key Span Energy Delivery New York) dated October 25, 2002
(iii) Astoria Continuing Site Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated March 2, 1999
     Gowanus Continuing Site Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated March 2, 1999
     Narrows Continuing Site Agreement between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated March 2, 1999
     Operating Agreement dated as of January 5, 1981, by and between the Power Authority of the State of New York, a corporate municipal instrumentality of the State of New York, and ConEd
     Agreement Amending Operating Agreement dated as of August 18, 1999, by and between the Power Authority of the State of New York, a corporate municipal instrumentality of the State of New York, and ConEd
     Assignment and Assumption Agreement of Operating Agreement dated as of August 20, 1999, by and between Astoria Generating Company LP and ConEd
(iv) None
(v) Cartridge Filter Technology Development, License, and Assignment Agreement among Reliant Energy, Inc. (f/k/a Reliant Resources, Inc.) and by its Subsidiaries, Orion Power Holdings, Inc. and Astoria Generating Company, L.P. and Gunderboom, Inc. dated April 21, 2003
     Professional Services Agreement between Astoria Generating Company, L.P. and Gunderboom, Inc. dated April 21, 2003, as amended
     Time Charter of the Barge Hatteras between Astoria Generating Company, L.P. and Penn Maritime, Inc. dated April 15, 2004
     Amendment to Time Charter of the Barge Hatteras between Astoria Generating Company, L.P. and Penn Maritime, Inc. dated January 18, 2005

(vi) None
(vii) None
(viii) None
(ix) None
(x) Collective Bargaining Contract
(xi) None
(xii) None
(xiii) None
(xiv) None
(xv) Agreement of Limited Partnership of Astoria Generating Company, L.P. dated April 19, 2000
     Second Amended and Restated Agreement of Limited Partnership of Astoria Generating Company, L.P. dated December 22, 2004
     Second Restated Certificate of Incorporation of Orion Power New York GP, Inc. dated December 22, 2004
     Second Amended and Restated Agreement of Limited Partnership of Orion Power New York, L.P. dated December 22, 2004
     Amended and Restated Limited Liability Company Agreement of Orion Power New York LP, LLC dated December 22, 2004
     Second Amended and Restated Certificate of Formation of Orion Power Capital, LLC
(xvi) A-10 Dock Sublicense Agreement between Astoria Gas Turbine Power, LLC and Astoria Generating Company, L.P. dated August 25, 2005
     A-0 Dock License between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated August 20, 1999
     A-10 Dock License between Astoria Generating Company, L.P. and Consolidated Edison Company of New York, Inc. dated August 20, 1999
     Astoria Declaration of Subdivision Easements Agreement by Consolidated Edison Company of New York, Inc. dated June 16, 1999

     Amended and Restated Astoria Declaration of Easements Agreement by Consolidated Edison Company of New York, Inc. dated June 25, 1999
     Gowanus Declaration of Easements Agreement by Consolidated Edison Company of New York dated July 20, 1999, Amended and Restated by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 19, 1999
     Amended and Restated Narrows Declaration of Easements Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 19, 1999
     Gowanus Declaration of Subdivision Easements Agreement by Consolidated Edison Company of New York, Inc. dated July 20, 1999
     Secondary Access Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 20, 1999
     Assignment and Assumption Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 20, 1999
     Assignment and Assumption of Narrows Easement by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 20, 1999
     Operating Agreement by and between Power Authority of the State of New York and Consolidated Edison Company of New York, Inc. dated August 18, 1999, as amended
     1999 Narrows Easement Agreement by and between Consolidated Edison Company of New York and the People of the State of New York, Inc. dated August 5, 1999
     Astoria Zoning Lot Development Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Gas Turbine Power, LLC dated June 25, 1999
     Gowanus Zoning Lot Development Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Gas Turbine Power, LLC dated June 25, 1999
     Gowanus Zoning Lot Development Agreement by and between Consolidated Edison Company of New York, Inc. and Astoria Generating Company, L.P. dated August 20, 1999
(xvii) ConEd Agreement
(xviii) None
(xix) None

Matters disclosed under particular subsections shall constitute disclosures for all purposes under this Schedule.

Schedule 4.08(c)
Indemnification Claims Under the ConEd Agreement
None

Schedule 4.09
Taxes
4.09(c)
Empire Zone Credits claimed on Astoria LP’s 2003 New York State income tax return are currently under review by the New York State Department of Taxation and Finance. This review process is consistent with the review being undertaken by the Department of Taxation and Finance of all entities claiming real estate property tax credits under the Empire Zone Program.
Astoria LP New York State sales & use tax audit. Audit Period: December 1, 2002 through August 31, 2005.
Seller’s consolidated group was audited by the IRS for the short tax period from January 1, 2002 to February 19, 2002 as the result of filing a Form 1139 net operating loss (“NOL”) carryback from that period to its December 31, 1999 and December 31, 2000 consolidated tax years. That audit resulted in proposed adjustments to the NOL in the aggregate amount of not less than $9,700,000, and those adjustments have been protested by the Seller. That protest is currently awaiting action by the IRS Appellate Conferee in Houston, TX.
Additionally, a Form 1139 NOL carryback of Seller’s portion of a CenterPoint Energy, Inc. (“CenterPoint”) consolidated NOL for CenterPoint’s tax year ended December 31, 2002 to Seller’s consolidated tax years December 31, 2000 and December 31, 2001 was audited by the IRS.
Guarantor is currently under audit by the IRS as the result of a Form 1139 filed to carryback an NOL from its October 10, 2001 to December 31, 2002 short tax year to CenterPoint’s consolidated December 31, 1998 tax year. Seller was included in Guarantor’s federal consolidated income tax return for its October 1, 2002 to December 31, 2002 short tax year. This audit is currently in the factual request stage, and no proposed adjustments have been issued at this time.
CenterPoint is currently under audit by the IRS for its consolidated tax year ending December 31, 2002, for parts of which Seller and Guarantor were members of that consolidated group (for the period from February 20, 2002 to September 30, 2002 with respect to Seller, and for the period from January 1, 2002 to September 30, 2002 with respect to Guarantor).
4.09(d)
IRS Form 872, Consent to Extend the Time to Assess Tax, executed by Orion Power Holdings, Inc. & Subsidiaries, on July 20, 2005, to extend the statutory period of limitations for the assessment of federal income tax for the taxable period ended February 19, 2002, until September 15, 2006.

4.09(e)
Tax Allocation Agreement By and Among Reliant Energy, Incorporated (now CenterPoint) and its Affiliated Companies and Reliant Resources, Inc. (now Reliant Energy, Inc.) and its Affiliated Companies effective as of December 31, 2000.
Orion Power Holdings, Inc. & Subsidiaries are subject to Treasury Regulation § 1.1502-6 or similar provision of state Law with respect to the taxable period February 20, 2002 through September 30, 2002, during which period they were included in the consolidated federal income tax return (and the state income Tax Returns of any state that permits consolidated, combined or unitary income Tax Returns, if any) of CenterPoint for its taxable year ended December 31, 2002.
Tax Sharing Agreement dated effective as of October 1, 2002, by and among Reliant Energy, Inc., and each other affiliated entity listed on Schedule A thereto

Schedule 4.10(a)
Employee Benefit Plans; ERISA
Company Plan
Astoria Generating Company, L.P. Retirement Plan (Plan #005)
Seller Plans sponsored, maintained or contributed to by a Company
401(k) Plans
Orion Power Holdings, Inc. 401(k) Savings Plan (Plan #010)
Reliant Energy, Inc. Savings Plan (Plan #001)
Severance Plans
Reliant Energy, Inc. 2003 Involuntary Severance Benefits Plan for Employees With Annual Base Pay Less Than $150,000 As Amended and Restated Effective June 1, 2004
Reliant Energy, Inc. 2003 Involuntary Severance Benefits Plan for Employees With Annual Base Pay At Least $150,000 But Less Than $200,000 As Amended and Restated Effective June 1, 2004
Health and Welfare Plans
Reliant Energy, Inc. Group Welfare Benefits Plan — see attached for vendors and eligible groups.
Incentive Plans
Reliant Energy, Inc. Annual Incentive Compensation Plan
Reliant Energy, Inc. 2002 Stock Plan
Reliant Energy, Inc. Employee Stock Purchase Plan
Power of One Incentive Plan
Bonus incentive plans as set forth in Collective Bargaining Agreement

Schedule 4.10(a) — Attachment

Plan/Vendor	Plan Type	Covered Employees	Funding
MEDICAL
Aetna POS (fully insured)	Medical	Local 1 & 2	Fully insured
CareFirst BCBS	PPO Plan 5 ($14 Co-pay)	Local 1 & 2	Self insured
CareFirst BCBS	Build-Your-Own EPO/PPO	Non Bargaining	Self insured

MENTAL HEALTH
Magellan	Managed Mental Health	Non Bargaining Local 1 & 2 All except Aetna POS	Self insured
EAP		Non Bargaining	Self insured
PRESCRIPTION
Caremark	Prescription Drugs	Non Bargaining Local 1 & 2	Self insured
DENTAL
Delta Dental	PPO	Non Bargaining Local 1 & 2	Self insured
VISION
Vision Service Plan	Vision	Non Bargaining Local 1 & 2	Self insured
WELFARE
Prudential — Life, AD&D	Life — Basic	Non Bargaining — 1X up to $300,000 Local 1 & 2 — $40,000	Full insured
	AD&D — Basic	Local 1 & 2 — $40,000	Full insured
Cigna	BTA (includes rider for felonious assault coverage)	Non Bargaining — $200,000 Local 1 & 2 — 4x up to $350,000	Full insured
UNUM	State Disability	Non Bargaining Local 1 & 2	Full insured
UNUM — LTD	LTD	Non Bargaining Local 1 & 2	Full insured
ADMINISTRATION
Hewitt	Your Benefit Resources 866-520-3285	Non Bargaining Local 1 & 2
OTHER
Section 125 Plan	Pretax deductions. FSA’s — dependent and medical	Non Bargaining	$5,000 dependent $5,000 health
		Local 1 & 2	$5,000 dependent $5,000 health

Schedule 4.10(c)
Employee Benefit Matters
None

Schedule 4.10(d)
Company Plan Trigger Events
None

Schedule 4.12
Environmental Matters
     The environmental obligations disclosed in the documents listed on this Schedule 4.12 are incorporated herein by reference.
1. Consent Order
There is a Modified Order on Consent with New York State Department of Enviornmental Conservation for Astoria Generating Company, LP, covering conditions at Astoria Station and Narrows. This Consent Order has been modified four times.
a.	Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated September 11, 2000).

b.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated July 16, 2001).

c.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated May 20, 2003).

d.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated September 28, 2004).

e.	Modification to Consent Order issued to Astoria Generating Company, L.P. (DEC Index No. C02-19990430-28, dated May 31, 2005).
The dates of 2007 and 2008 for the completion of the proposed Repowering Project at the Astoria Station (which will end the once-through cooling at the Astoria Station), will have to be renegotiated with the New York State Department of Environmental Conservation (“NYSDEC”) in order to be extended. The construction of the repowered intake test bay commenced April 30, 2005, in accordance with modified provisions of the Astoria Consent Order and the SPDES permit. The development and submittal of a Final Action Plan for the intake of the existing once-through cooling system has been stayed at this time.
2. New York State Department of Environmental Conservation March 30, 2005 Request for Information
The Astoria Station received a Request for Information (RFI) dated March 30, 2005 regarding the need for priority pollutant analyses and other information to be used to support a BTA determination under 6NYCRR Part 704.5 and 40 CFR Part 125.95. The original due date for submission of this material was May 30, 2005. NYSDEC approved a request to extend the submittal date to September 30, 2005. This work has been completed and will be submitted to NYSDEC on September 30, 2005.
3. Extension of Expiration of Prevention of Significant Deterioration (“PSD”) Air Quality Permit at Astoria Station
NYSDEC granted a request for extension of the expiration of the PSD Permit for construction of the Repowering Project at the Astoria Station to June 9, 2006.

4. Extension of Expiration of Aeronautical Study at Astoria Station
The FAA granted a request for extension of the expiration of the aeronautical study for the Repowering Project at the Astoria Station to December 16, 2005.
5. Astoria Mounded Tanks
A study of the viability of adding additional containment to the Astoria Mounded Tanks was submitted to the NYSDEC and USEPA in July 2005. A study was submitted to NYSDEC and USEPA on September 27, 2004 that addresses the adequacy of containment for the existing configuration.
6. Narrows Mounded Tanks
The current response to the Consent Order requires the retirement of mounded tanks KER-4 and KER-5 at Narrows by the end of 2005. The tanks have been cleaned and are awaiting NYSDEC approval to complete the retirement process.
7. Astoria Hazardous Waste Drain Line
Remediation of the drain line containing traces of PCB contamination, which was discovered as during the closure of the former Hazardous Waste Storage Area, will begin in the 4th Quarter 2005.
8. Astoria Exposure Assessment
Development of an exposure assessment that evaluates current and potential exposures to contaminated media at the Astoria Station is required to be filed with NYSDEC. Work on an assessment involving a possible leak discovered during the cleaning of tank FO6-5 is underway. Submission of the findings of this assessment to NYSDEC is expected in the 4th Quarter 2005.
9. Independent Technical Review, Orion Power New York LP’s Acquisition of New York Thermal Generation Assets, Stone & Webster Management Consultants, Inc., July 1999, but only to the extent related to environmental matters.
10. Independent Technical Review, Orion Power New York, LP Thermal Assets, September 4, 2002, Stone & Webster Consultants, Inc., but only to the extent related to environmental matters.
11. The attachment to Schedule 4.07 is incorporated herein by reference.
12. ConEd Agreement and related documents.

Schedule 4.13(a)
Intellectual Property
1. Sellers and Reliant Energy, Inc. own certain proprietary technology relating to cartridge filtrations systems, including the technology represented in Sellers’ application for a United States patent entitled “Cooling Water Intake Cartridge Filter for Industry” filed May 22, 2002 (U.S. Provisional Patent Application Serial No. 6-/305,542 filed July 13, 2001) which has been licensed to Gunderboom, Inc. pursuant to the Cartridge Filter Technology Development, License, and Assignment Agreement between Reliant Resources, Inc. and by its Subsidiaries, Orion Power Holdings, Inc. and Astoria Generating Company, L.P. and Gunderboom, Inc. dated April 21, 2003.
2. The licenses for the following software used by Astoria L.P. are held by a Non-Company Affiliate:
ABB Ranger
Trader.ems
Fuels Management System
Commercial Operations & Support
Air Bulk Sampling System
ATRisk
“Comprehensive Allowance Management System”
Capital Project Management System
CTAM Web
Drawings Index
EGIS
EGIS Portal
PG&S Web
Engineering Status (Project Management System)
Generation Performance and Reliability
Miss Opportunity Revenue
Outage Scheduling System
Outage Scheduling Optimization
Root Cause Analysis
SharePoint Document Management System
Station / Unit Information Database
RedTag
IFIX & PI Data Feeds (ODBC)
CT Scheduling Rate Program
Dispatch Simulator
Station Planning & Opportunity Tool
Weather Scraper
Allowance Tracking Workstation
Contractor Time and Material
Employee Training & Certification System
GenFuel Tracking
GenFuel — labvantage — interface
Mobile Maintenance Services System
PAXiT
Plantware 32
Primavera
Process Mapping Application
SCT Banner Fuels System
Tool Hound
Welders Qualification System (WQS)
NYISO Bid Tool
NYISO Settlements
SAP
MS Office

Schedule 4.16
Insurance Policies
Reliant Energy Schedule of Policies
Reliant spin off from CenterPoint Energy effective in 2002, so separate policies not written until 2002

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Auto Liability	Excluded	Fronting policy — auto liability	Liberty Mutual	2000000	2000000	N/A	AS1-691004228-012	Reliant Resources, Inc.	1/1/2002	1/1/2003

Auto Liability	Excluded	Fronting policy — auto liability	Liberty Mutual	2000000	2000000	N/A	AS1-691004228-013	Reliant Resources, Inc.	1/1/2003	1/1/2004

Auto Liability	Excluded	Fronting policy — auto liability	Liberty Mutual	2000000	2000000	N/A	AS1-691004228-014	Reliant Resources, Inc.	1/1/2004	1/1/2005

Auto Liability	Excluded	Fronting policy — auto liability	Liberty Mutual	2000000	2000000	N/A	AS1-691004228-015	Reliant Energy, Inc.	1/1/2005	1/1/2006

Commercial General Liability	Excluded	Fronting Policy - Commercial General Liability	Liberty Mutual	$2,000,000 each occurrence for general liability and personal and advertising, and products liability $2,000,000 aggregate	Fronting Policy — $2,000,000 deductible	N/A	TB1-691-004228-022	Reliant Resources, Inc.	1/1/2002	1/1/2003

Commercial General Liability	Excluded	Fronting Policy - Commercial General Liability	Liberty Mutual	$2,000,000 each occurrence for general liability and personal and advertising, and products liability $2,000,000 aggregate	Fronting Policy — $2,000,000 deductible	N/A	TB1-691-004228-023	Reliant Resources, Inc.	1/1/2003	1/1/2004

Workers’ Compensation	Excluded	Workers’ Compensation coverage including Employer’s Liability, USL&H, OCS, FELA Large Deductible Program	Liberty Mutual	Workers’ Compensation — statutory Employer’s Liability — $500,000 each accident, bodily injury by disease; policy limit bodily injury by disease; each person	$500,000 each accident	N/A	WA-69D-004228-032	Reliant Resources, Inc.	1/1/2002	1/1/2003

Workers’ Compensation	Excluded	Workers’ Compensation coverage including Employer’s Liability, USL&H, OCS, FELA Large Deductible Program	Liberty Mutual	Workers’ Compensation — statutory Employer’s Liability — $1,000,000 each accident, bodily injury by disease; policy limit bodily injury by disease; each person Maritime Coverage — $1,000,000 each accident, bodily injury by disease; policy limit bodily	$500,000 each accident	N/A	WA-69D-004228-033	Reliant Resources, Inc.	1/1/2003	1/1/2004

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Workers’ Compensation	Excluded	Workers’ Compensation coverage including Employer’s Liability, USL&H, OCS, FELA Large Deductible Program	Liberty Mutual	Workers’ Compensation — statutory Employer’s Liability — $1,000,000 each accident, bodily injury by disease; policy limit bodily injury by disease; each person Maritime Coverage — $1,000,000 each accident, bodily injury by disease; policy limit bodily	$500,000 each accident	N/A	WA-69D-004228-034	Reliant Resources, Inc.	1/1/2004	1/1/2005

Workers’ Compensation	Excluded	Workers’ Compensation coverage including Employer’s Liability, USL&H, OCS, FELA Large Deductible Program	Liberty Mutual	Workers’ Compensation — statutory Employer’s Liability — $1,000,000 each accident, bodily injury by disease; policy limit bodily injury by disease; each person Maritime Coverage — $1,000,000 each accident, bodily injury by disease; policy limit bodily	$500,000 each accident	N/A	WA-69D-004228-035	Reliant Energy, Inc.	1/1/2005	1/1/2006

Commercial Crime	Excluded	Form A — Employee Dishonesty Form B — Forgery or Alteration Form C — Theft, Destruction and Disappearance Form D — Robbery and Safe Burglary Form E — Computer Fraud & Funds Transfer Fraud	Continental Casualty Company	$25,000,000 per occurrence	$100,000 per claim	0	169849394	Reliant Resources, Inc.	3/15/2002	3/15/2003

Commercial Crime	Excluded	Form A — Employee Dishonesty Form B — Forgery or Alteration Form C — Theft, Destruction and Disappearance Form D — Robbery and Safe Burglary Form E — Computer Fraud & Funds Transfer Fraud	Continental Casualty Company	$15,000,000 per occurrence	$1,000,000 each wrongful act	0	267852841	Reliant Resources, Inc.	3/15/2003	3/15/2004

Commercial Crime	Excluded	Form A — Employee DishonestyForm B — Forgery or AlterationForm C — Theft, Destruction and DisappearanceForm D — Robbery and Safe BurglaryForm E — Computer Fraud & Funds Transfer Fraud	Continental Casualty Company	$15,000,000 per occurrence	$1,000,000 each wrongful act	0	267852841	Reliant Resources, Inc.	3/15/2004	3/15/2005

Commercial Crime	Excluded	Insuring Agreement 1 — Employee Dishonesty Insuring Agreement 2 — Forgery or Alteration Insuring Agreement 3 — Inside Premises — Money and Securities Insuring Agreement 4 — Inside Premises — Robbery and Safe Burglary Insuring Agreement 5 — Outside th	American Home Assurance Co.	$15,000,000 per occurrence	$1,000,000 each wrongful act	0	4907553	Reliant Energy, Inc.	3/15/2005	3/15/2006

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Directors & Officers Liability	Excluded	Primary directors & officers liability A) Pays the loss of directors and officers for any actual or alleged wrongful act. B) Pays the loss of company to the extent that the company has indemnified the directors and officers. In addition, pays the loss	Various	$110,000,000 per loss and in annual aggregate for both coverages A&B combines, including defense costs.	$0 for individuals $1,000,000 corporate	0	D 2106A1A02	Reliant Resources, Inc.	3/15/2002	3/15/2003

Directors & Officers Liability	Excluded	Primary directors & officers liability A) Pays the loss of directors and officers for any actual or alleged wrongful act. B) Pays the loss of company to the extent that the company has indemnified the directors and officers. In addition, pays the loss	Various	$110,000,000 per loss and in annual aggregate for both coverages A&B combines, including defense costs.	$0 for individuals $10,000,000 corporate	0	D 2106A1A02	Reliant Resources, Inc.	3/15/2003	3/15/2004

Directors & Officers Liability	Excluded	Primary directors & officers liability A) Pays the loss of directors and officers for any actual or alleged wrongful act. B) Pays the loss of company to the extent that the company has indemnified the directors and officers. In addition, pays the loss	Various	$110,000,000 per loss and in annual aggregate for both coverages A&B combines, including defense costs.	$0 for individuals $10,000,000 corporate	0	D 2106A1A04	Reliant Resources, Inc.	3/15/2004	3/15/2005

Directors & Officers Liability — Side A only	Excluded	Classic A-Side Management Liability	XL Specialty	$25,000,000 aggregate each policy period (including defense expenses) This coverage sits excess of D&O program which provides $135,000,000 in limits	N/A	0	ELU088418-05	Reliant Energy, Inc.	3/15/2005	3/15/2006

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Cleanup Cost Cap Policy	Assigned	Clean up costs at covered location pursuant to remedial action plan or beyond the boundaries of a covered location if such cleanup costs are incurred in the cleanup of pollutants which originated from those in a cleanup at a covered location pursuant to the remedial action plan. Insured must provide progress reports on a quarterly basis.	Commerce and Industry Insurance Co.	$100,000,000 Retroactive Date: 7/29/99	$9,956,614 self insured retention; To be amended by endorsement to $8,956,614 due to dropping School Street	$3,585,182 which included School Street; Corrected to $1,920,291 by dropping School Street	CCC 808 67 03	Reliant Energy, Inc.	7/29/1999	7/29/2009	Yes

Environmental	Excluded	CLAIMS MADE POLICY	American Intl Specialty Lines Ins. Co.	$25,000,000 each incident and aggregate per coverage	10% of the loss, subject to a minimum deductible of $5,000 and a maximum deductible of $25,000. Business interruption eductible of 72 hours plus 10% of the loss.	0	PLS 6191030	Reliant Resources, Inc.	5/12/2000	5/12/2003

Environmental	Excluded	PERTAINS TO ORION POWER NEW YORK	American Intl Specialty Lines Ins. Co.	$25,000,000 each incident and aggregate for Coverages G & H $25,000,000 each incident and $50,000,000 aggregate for Coverages A,B,C,D,E,F.I Limits are shared for entire policy term and are shared with Policy # 4763667 for Orion Power Holdings	$1,000,000 each incident for coverages A,C,D,F,G,H $250,000 deductible for coverages B,E,I	0	PLS 6191030	Reliant Resources, Inc.	5/12/2003	4/28/2005

Pollution Liability	Excluded	CLAIMS MADE POLICY — PERTAINS TO ORION POWER NEW YORK FACILITIES	Commerce and Industry Insurance Co.	$100,000,000 each incident limit $100,000,000 aggregate for coverages A.B.C.D.E.F $100,000,000 aggregate for coverages G,H,I	Coverages A,B,C,D,E,F prior to 7/29/99 — $1,000,000 Coverages A,B,C,D,E,F after 7/19/99 — $250,000 East Syracuse and Hydroelectric Facilities — $100,000 Aggregate deductible of $5,000,000 applies to coverages A,B,C,D,E,F	0	PLS 808 67 02	Orion Power Holdings	7/29/1999	7/29/2004

Pollution Liability	Excluded	Coverages A,B,C,D,E, F,I— $100,000 —Applies to OPMW	American Intl Specialty Lines Ins. Co.	$50,000,000 each incident$50,000,000 section aggregate for A — F$50,000,000 section aggregate for G-L$50,000,000 policy aggregate	$250,000 for coverages B,D,F,H,I,J,K,L$1,000,000 for coverages A,C,E,G$3,500,000 aggregate retention	100,015	4763667	Orion Power Holdings	4/28/2000	4/28/2005

Pollution Liability	Excluded	PERTAINS TO ORION POWER NEW YORK — HYDRO ASSETS	American Int’l Specialty Lines Ins. Co.	$100,000,000 each incident limit $100,000,000 Policy limit	Coverages A,B,C,D,E, F,I— $100,000	0	PLS 3779539	Reliant Energy, Incorporated	7/29/2004	7/29/2005

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Pollution Liability	Assigned	Coverages A, B, C, D,E, F,G, H, I; Applies to Astoria, Narrows, Gowanus, East Syracuse and Hydroelectric Facilities CLAIMS MADE POLICY — PERTAINS TO ORION POWER NEW YORK FACILITIES	American Int’l Specialty Lines Ins. Co.	$100,000,000 each incident limit $100,000,000 Policy limit Policy limit shared with Cost Cap policy # CCC 8086703	Coverages A,B,C,D,F prior to 7/29/99 — $1,000,000 Coverages B,C,E,F after 7/19/99 — $250,000	0	PLS 3779540	Reliant Energy, Incorporated	7/29/2004	7/29/2006	Yes

Punitive Damages Excess Liability	Excluded	Coverage for punitive damages which have been paid by the insured which would have been covered by the Pollution Legal Liability policy # 8086702 but were prohibited due to state, regulation, or case law PERTAINS TO ORION POWER NEW YORK	Starr Excess Int’l.	$100,000,000 each claim $100,000,000 term aggregate	Deductible applies to underlying policy # 8086702 — Pollution Legal Liability Policy for Orion Power Holdings Coverages A,B,C,D,E,F prior to 7/29/99 — $1,000,000 Coverages A,B,C,D,E,F after 7/19/99 — $250,000 East Syracuse and Hydroelectric Faciliti	0	5553866	Orion Power Holdings	7/29/1999	7/29/2004

Punitive Damages Excess Liability	Excluded	Coverage for punitive damages which have been paid by the insured which would have been covered by the Pollution Legal Liability policy PLS 476 3667 but were prohibited due to state, regulation, or case law Applies to Astoria, Narrows, Gowanus, East Syra	Starr Excess Int’l.	$50,000,000 each claim $50,000,000 term aggregate	Deductible applies to underlying policy # PLS 476 3667 — Pollution Legal Liability Policy for Orion Power Holdings Coverages A,B,C,D,E,F prior to 7/29/99 — $1,000,000 Coverages A,B,C,D,E,F after 7/19/99 — $250,000 East Syracuse and Hydroelectric Fac	0	5554422	Orion Power Holdings	4/28/2000	4/28/2005

Punitive Damages Excess Liability	Assigned	Coverage for punitive damages which have been paid by the insured which would have been covered by the Pollution Legal Liability policy # 3799539 but were prohibited due to state, regulation, or case law PERTAINS TO ORION POWER NEW YORK — NYC ASSETS	Starr Excess Int’l.	$100,000,000 each claim $100,000,000 term aggregate		0	5373575	Reliant Energy, Incorporated	7/29/2004	7/29/2006	Yes

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Punitive Damages Excess Liability	Excluded	Coverage for punitive damages which have been paid by the insured which would have been covered by the Pollution Legal Liability policy # 3799539 but were prohibited due to state, regulation, or case law PERTAINS TO ORION POWER NEW YORK — HYDRO ASSETS	Starr Excess Int’l.	$100,000,000 each claim $100,000,000 term aggregate		0	5373574	Reliant Energy, Incorporated	7/29/2004	7/29/2005

Underground Storage Tank Liability	Excluded	Third party off-site liability and cleanup coverage for above and under ground storage tanks. Also has coverage for corrective action and cleanup. Pertains to one 15,000 tank at 1047 Belmont Avenue, Niles Ohio PERTAINS TO ORION POWER MIDWEST	Commerce and Industry Insurance Co.	$1,000,000 each incident $1,000,000 aggregate limit $250,00 aggregate defense expense limit	10000	0	UST 8086863	Orion Power Holdings	4/28/2002	4/28/2003

Vessel Pollution Liability	Excluded	Vessel Owners Pollution Liability - Gowanus and Narrows barges	Great American	$250,000 Per Occurrence for Limited Civil Penalties $100,000 Per Occurrence for Public Relations Policy Limit — Fire Fighting & Salvage	None	0	OMH3491197-00	Reliant Resources, Inc.	6/24/2002	6/24/2003

Vessel Pollution Liability	Excluded	Vessel Owners Pollution Liability - Gowanus and Narrows barges	Great American	$5,000,000 per vessel for Removal costs, Spill Liability, Defense Costs, Firefighting and Salvage $250,000 Per Occurrence for Limited Civil Penalties $100,000 Per Occurrence for Public Relations Policy Limit — Fire Fighting & Salvage	None	0	OMH3491197-01	Reliant Resources, Inc.	6/24/2003	6/24/2004

Vessel Pollution Liability	Excluded	Vessel Owners Pollution Liability - Gowanus and Narrows barges Includes Terrorism Coverage	Great American	$5,000,000 per vessel for Removal costs, Spill Liability, Defense Costs, Firefighting and Salvage $250,000 Per Occurrence for Limited Civil Penalties $100,000 Per Occurrence for Public Relations Policy Limit — Fire Fighting & Salvage	None	0	OMH 3491197-02	Reliant Resources, Inc.	6/24/2004	6/24/2005

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Excess Liability	Excluded	Second layer of excess liability bringing total to $135,000,000 First layer contained in RRI policy	Energy Insurance Mutual	$100,000,000 each occurrence $100,000,000 annual aggregate	Underlying limit of $35,000,000	0	501216-01CGL	Orion Power Holdings	8/1/2001	8/1/2003

Excess Liability	Excluded	Third layer of excess liability program. Brings total up to $310,000,000	OCIL	$150,000,000.00	Underlying policies totaling $160,000,000	0	U91140203	Reliant Resources, Inc.	3/15/2002	3/15/2003

Excess Liability	Excluded	Second layer of excess liability bringing to $160,000,000. Follow form AEGIS	Energy Insurance Mutual	$125,000,000 each occurrence $125,000,000 annual aggregate	Underlying limit of $35,000,000	0	501247-02GL	Reliant Resources, Inc.	3/15/2002	3/15/2003

Excess Liability	Excluded	Fourth and final layer of excess liability program bringing total coverage to $400,000,000	Lloyds	$90,000,000 any one occurrence and in the aggregate	Underlying insurance of $310,000,000	0	ARS-3194	Reliant Resources, Inc.	3/15/2002	3/15/2003

Excess Liability	Excluded	Third party liability including bodily injury, property damage, or personal injury caused by an occurrence. CLAIMS MADE POLICY.	Various	$400,000,000	$2,000,000 any one occurrence, except $100,000 for aircraft liability $1,000,000 for RE Solutions $250,000 for RE Indian River and various other levels as set forth in the declarations of the policy	0	X2106A1A02	Reliant Resources, Inc.	3/15/2002	3/15/2003

Excess Liability	Excluded	Third party liability including bodily injury, property damage, or personal injury caused by an occurrence. CLAIMS FIRST MADE POLICY. Includes Terrorism Coverage ($20,000 premium included)	Various	$300,000,000	$2,000,000 any one occurrence, except $100,000,000 for aircraft liability $1,000,000 for RE Solutions $250,000 for RE Indian River, El Dorado, and various other levels as set forth in the declarations of the policy	0	X2106A1A03	Reliant Resources, Inc.	3/15/2003	3/15/2004

Excess Liability	Excluded	Third party liability including bodily injury, property damage, or personal injury caused by an occurrence. CLAIMS FIRST MADE POLICY. Includes Terrorism Coverage ($20,000 premium included)	Various	$150,000,000	$2,000,000 any one occurrence, except $100,000,000 for aircraft liability $1,000,000 for RE Solutions $250,000 for Indian River and El Dorado, and various other levels as set forth in the declarations of the policy	0	X2106A1A04	Reliant Energy, Incorporated	3/15/2004	3/15/2005

											“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Excess Liability	Excluded	Third party liability including bodily injury, property damage, or personal injury caused by an occurrence. CLAIMS FIRST MADE POLICY. Includes Terrorism Coverage ($34,121 premium included)	Various	$!50,000,000	$2,000,000 any one occurrence, except $250,000 for El Dorado, $1,000,000 for Channelview Some higher limits for underlying Pollution Legal Liability for OPNY	0	X2106A1A05	Reliant Energy, Incorporated	3/15/2005	3/15/2006

Fiduciary & Employee Benefits Liability	Excluded	Coverage for alleged wrongful acts, errors and/or omissions related to administration or handling of employee benefit plans.	AEGIS	$25,000,000 each wrongful act $25,000,000 aggregate limit of liability	$200,000 deductible per claim	0	F2106A1A02	Reliant Resources, Inc.	3/15/2002	3/15/2003

Fiduciary & Employee Benefits Liability	Excluded	Coverage for alleged wrongful acts, errors and/or omissions related to administration or handling of employee benefit plans.	AEGIS	$25,000,000 each wrongful act $25,000,000 aggregate limit of liability Shared terrorism limits of $250,000,000 with AEGIS excess liability policy	$0 for each natural person who is an insured $2,500,000 aggregate for Sponsor Organization and all Employee Benefit Programs with respect to each Wrongful Act 12% Coinsurance	0	F2106A1A03	Reliant Resources, Inc.	3/15/2003	3/15/2004

Fiduciary & Employee Benefits Liability	Excluded	Coverage for alleged wrongful acts, errors and/or omissions related to administration or handling of employee benefit plans.	AEGIS	$25,000,000 each wrongful act $25,000,000 aggregate limit of liability	$0 for each natural person who is an insured $2,500,000 aggregate for Sponsor Organization and all Employee Benefit Programs with respect to each Wrongful Act 12% Coinsurance	0	F2106A1A04	Reliant Resources, Inc.	3/15/2004	3/15/2005

Fiduciary & Employee Benefits Liability	Excluded	Coverage for alleged wrongful acts, errors and/or omissions related to administration or handling of employee benefit plans.	AEGIS	$25,000,000 each wrongful act$25,000,000 aggregate limit of liability	$0 for each natural person who is an insured $2,500,000 aggregate for Sponsor Organization and all Employee Benefit Programs with respect to each Wrongful Act12% Coinsurance	0	F2106A1A05	Reliant Energy, Inc.	3/15/2005	3/15/2006

Boiler & Machinery - Jurisdictional	Excluded	Boiler & Machinery - jurisdictional loss control inspections	XL Insurance America, Inc.	5000	5000	0	CP003-78-15-05	Reliant Energy, Inc.	3/1/2005	3/1/2006

Property	Excluded	Operational Property, Boiler & Machinery and Business Interruption	Various	$300MM subject to sublimits: $50MM CA quake, $150MM flood, $50MM Netherlands flood, $25MM Property in Course of Construction, $25MM or 25% of loss Removal of Debris, $25MM Expediting Expenses, $25MM Newly Acquired Locations, $25MM inland transit	$5,000,000 each occurrence, 60 days waiting period for Equistar, El Dorado, Orion otherwise, 90 days all other units	None on the assets subject to this PSA	ARS3229 — ARS 3235	Reliant Resources, Inc.	5/1/2002	5/1/2003

“Companies”
						Limits			Policy	Policy	named
Type of Policy	Status	Coverage	Insurer	Limits	Deductible	Utilized	Policy Number	Insured Name	Begin	End	insured?
Property	Excluded	Operational Property, Boiler & Machinery and Business Interruption	Various	$300MM subject to sublimits: $50MM CA quake, $150MM flood, $25MM Property in Course of Construction, $5MM or 25% of loss to a maximum of $35MM for Removal of Debris, $25MM Expediting Expenses, $25MM Newly Acquired Locations, $25MM inland transit	$5,000,000 each occurrence except $1,000,000 each occurrence for Liberty, $2,500,000 for Sabine. 60 days waiting period for Liberty, Equistar, El Dorado, Orion Midwest and New York, otherwise, 90 days all other units.	None on the assets subject to this PSA	ARS3692 — ARS3696	Reliant Resources, Inc.	5/1/2003	11/1/2005

Property	Excluded	Excess Property (no BI) Drops down to $10 MM for terrorism not included in underlying layers ($250 MM limit)	OIL	$250,000,000 each occurrence except $1B for any one event involving OIL members	$10,000,000 each occurrence for sabotage and terrorism, flood and quake.	None on the assets subject to this PSA	2002-219	Reliant Resources, Inc.	1/1/2004	1/1/2005

Coverages A (on site cleanup of pre-existing conditions), B (on site cleanup of new conditions), C (third party claims for onsite BI and PD), D (third party claims for offsite cleanup resulting from pre-existing conditions), E (third party claims for offsite cleanup resulting from new conditions), F (third party claims for offsite BI and PD), G (third party claims for onsite cleanup costs — nonowned locations), H (third party claims for offsite BI and PD at nonowned locations), I (pollutions conditions resulting from transported cargo) Applies to Astoria, Narrows, Gowanus, East Syracuse and Hydroelectric Facilities

Schedule 4.17
Affiliate Transactions
4.17(a)
Tax Sharing Agreement dated effective as of October 1, 2002, by and among Reliant Energy, Inc., and each other affiliated entity listed on Schedule A thereto
Tax Allocation Agreement By and Among Reliant Energy, Incorporated (now CenterPoint) and its Affiliated Companies and Reliant Resources, Inc. (now Reliant Energy, Inc.) and its Affiliated Companies effective as of December 31, 2000
4.17(b)
Iroquois Contract
4.17(c)
Astoria Generating Company, LP and OPOS Astoria: Non-Company Affiliate Services

Function	Representative Activities[1]
Technical/Engineering	• Provide project specific technical support
• Perform Reliant Lab testing
• Provide technical expertise during major outages
• Develop and implement corporate maintenance programs
• Provide mobile maintenance services

Environmental	• Oversee permitting and compliance issues
• Support management of corporate emissions credit allocations and purchases

Purchasing	• Provide plants with access to group purchasing programs (procurement contracting)

Safety/Training	• Establish and implement company wide safety standards, manage training programs

Dispatch/Bidding/Commercial/Risk	• Bid plant into market
Management/Trading	• Manage dispatch decisions
• Identify and capitalize upon commercial opportunities (e.g., bilateral sales)

Origination	• Originate deals

Analysis/Structuring	• Analyze/price commercialization opportunities

Accounting	• Manage accounting information system
• General accounting and related entries
• Accounts Payable
• Accounts Receivable
• Account analysis and review
• Fixed asset and intangible maintenance
• Financial reporting
• Compliance as needed

Settlements	• Manage daily NYISO settlement process, resolve disputes

Function	Representative Activities[1]
Human Resources	• Manage benefits programs, payroll, employee relations (bargaining/non-bargaining)
• Compensation design and delivery
• Recruiting - Processing background checks
• Training — EEI testing

Legal	• Provide legal services (support transactions, litigation)

Fuel Management	• Manage fuel purchases and emission allowance transactions

Transmission & Transportation Procurement	• Management fuel transportation/transmission requirements

Regulatory	• Manage regulatory relations, collect and input data required by regulatory agencies

IT Technical	• Support and manage information technology infrastructure

Administrative, Budgeting	• Perform general administrative, accounting/budgeting support

Insurance	• Purchase and manage insurance policies, manage claims process

Treasury/Financial Support/Credit	• Ensure entity has sufficient cash on hand to meet its obligations
• Manage credit support (collateral postings, letters of credit)
• Banking relationships, wire transfers
• Review of pension plan portfolio and making funding payments to the pension trust
• Corporate Insurance evaluation, procurement, payment and claims processing
• Automobile liability
• Worker’s Compensation
• Payroll Services

Tax	• Federal
• Planning
• Calculation of current and deferred tax expense
• Preparation of tax returns
• Respond to taxing authority inquiries and audits
• State and local
• Planning
• Calculation of current and deferred tax expense
• Preparation of tax returns
• Respond to taxing authority inquiries and audits
• Property
Notes
1).      Provided services include but are not limited to Representative Activities

Schedule 4.18
Permits
The attachment to Schedule 3.03(c) is incorporated herein by reference.

Schedule 4.19(a)
Sufficiency of Assets
All of the Intellectual Property listed on Schedule 4.13(a)
RES gas transportation contracts
Iroquois Contract

Schedule 4.19(b)
Estimated Allowances
Other than allowances that are required to be surrendered prior to Closing
ASTORIA
ACID RAIN AND NOx BUDGET ALLOCATIONS

Acid Rain*			NOx**
	SO2
Station/Unit	2005 - 2035		Station	Unit	Year	Block
Astoria 20	20		Astoria	20	2005	23
Astoria 30	30	800	Astoria	20	2006	52
Astoria 40	40	1000	Astoria	20	2007	54
Astoria 50	50	1000	Astoria	20	2008	57
			Astoria	30	2004	24
			Astoria	30	2005	437
			Astoria	30	2006	495
			Astoria	30	2007	508
			Astoria	30	2008	539
			Astoria	40	2004	20
			Astoria	40	2005	608
			Astoria	40	2006	541
			Astoria	40	2007	555
			Astoria	40	2008	492
			Astoria	50	2004	24
			Astoria	50	2005	649
			Astoria	50	2006	538
			Astoria	50	2007	552
			Astoria	50	2008	479
			Astoria	CT1	2005	3
			Astoria	CT1	2006	3
			Astoria	CT1	2007	3
			Astoria	Overdraft	2004	11
			Astoria	Overdraft	2004	9

*	The acid rain allowance surrender date is March 1st.

**	The Federal NOx Budget allowance surrender date is November 30th.

Narrows
NOx Budget Allocations
NOx Budget Allocations*
NOx

Station	Unit	Year	Block
Narrows	1-1	2004	1
Narrows	1-1	2005	34
Narrows	1-1	2006	51
Narrows	1-1	2007	52
Narrows	1-1	2008	45
Narrows	1-2	2004	1
Narrows	1-2	2005	37
Narrows	1-2	2006	64
Narrows	1-2	2007	66
Narrows	1-2	2008	57
Narrows	1-3	2004	1
Narrows	1-3	2005	34
Narrows	1-3	2006	58
Narrows	1-3	2007	60
Narrows	1-3	2008	51
Narrows	1-4	2004	1
Narrows	1-4	2005	36
Narrows	1-4	2006	57
Narrows	1-4	2007	59
Narrows	1-4	2008	51
Narrows	1-5	2004	1
Narrows	1-5	2005	32
Narrows	1-5	2006	69
Narrows	1-5	2007	71
Narrows	1-5	2008	61
Narrows	1-6	2004	1
Narrows	1-6	2005	36
Narrows	1-6	2006	70
Narrows	1-6	2007	72
Narrows	1-6	2008	62
Narrows	1-7	2004	1
Narrows	1-7	2005	33
Narrows	1-7	2006	66
Narrows	1-7	2007	68
Narrows	1-7	2008	59
Narrows	1-8	2004	1

*	The Federal NOx Budget allowance surrender date is November 30th.

Station	Unit	Year	Block
Narrows	1-8	2005	33
Narrows	1-8	2006	51
Narrows	1-8	2007	52
Narrows	1-8	2008	45
Narrows	2-1	2004	1
Narrows	2-1	2005	28
Narrows	2-1	2006	48
Narrows	2-1	2007	49
Narrows	2-1	2008	42
Narrows	2-2	2004	1
Narrows	2-2	2005	28
Narrows	2-2	2006	38
Narrows	2-2	2007	39
Narrows	2-2	2008	34
Narrows	2-3	2004	1
Narrows	2-3	2005	23
Narrows	2-3	2006	56
Narrows	2-3	2007	57
Narrows	2-3	2008	49
Narrows	2-4	2004	1
Narrows	2-4	2005	20
Narrows	2-4	2006	40
Narrows	2-4	2007	41
Narrows	2-4	2008	36
Narrows	2-5	2004	1
Narrows	2-5	2005	28
Narrows	2-5	2006	41
Narrows	2-5	2007	42
Narrows	2-5	2008	36
Narrows	2-6	2004	1
Narrows	2-6	2005	27
Narrows	2-6	2006	49
Narrows	2-6	2007	51
Narrows	2-6	2008	44
Narrows	2-7	2004	1
Narrows	2-7	2005	27
Narrows	2-7	2006	40
Narrows	2-7	2007	41
Narrows	2-7	2008	36
Narrows	2-8	2004	1
Narrows	2-8	2005	28
Narrows	2-8	2006	51
Narrows	2-8	2007	52
Narrows	2-8	2008	45
Narrows	Overdraft	2004	2

Gowanus
NOx Budget Allocations
NOx Budget Allocations*
NOx

Station	Unit	Year	Block
Gowanus	1-1	2005	14
Gowanus	1-1	2006	14
Gowanus	1-1	2007	14
Gowanus	1-1	2008	14
Gowanus	1-2	2005	16
Gowanus	1-2	2006	14
Gowanus	1-2	2007	15
Gowanus	1-2	2008	15
Gowanus	1-3	2005	15
Gowanus	1-3	2006	15
Gowanus	1-3	2007	15
Gowanus	1-3	2008	14
Gowanus	1-4	2005	14
Gowanus	1-4	2006	16
Gowanus	1-4	2007	16
Gowanus	1-4	2008	15
Gowanus	1-5	2005	15
Gowanus	1-5	2006	16
Gowanus	1-5	2007	16
Gowanus	1-5	2008	15
Gowanus	1-6	2005	17
Gowanus	1-6	2006	16
Gowanus	1-6	2007	17
Gowanus	1-6	2008	8
Gowanus	1-7	2005	13
Gowanus	1-7	2006	15
Gowanus	1-7	2007	15
Gowanus	1-7	2008	14
Gowanus	1-8	2005	15
Gowanus	1-8	2006	16
Gowanus	1-8	2007	17
Gowanus	1-8	2008	16
Gowanus	2-1	2004	1
Gowanus	2-1	2005	22
Gowanus	2-1	2006	17
Gowanus	2-1	2007	17
Gowanus	2-1	2008	26
Gowanus	2-2	2005	18

*	The Federal NOx Budget allowance surrender date is November 30th.

Station	Unit	Year	Block
Gowanus	2-2	2006	20
Gowanus	2-2	2007	20
Gowanus	2-2	2008	22
Gowanus	2-3	2005	22
Gowanus	2-3	2006	21
Gowanus	2-3	2007	22
Gowanus	2-3	2008	23
Gowanus	2-4	2004	1
Gowanus	2-4	2005	23
Gowanus	2-4	2006	20
Gowanus	2-4	2007	21
Gowanus	2-4	2008	33
Gowanus	2-5	2004	1
Gowanus	2-5	2005	16
Gowanus	2-5	2006	23
Gowanus	2-5	2007	23
Gowanus	2-5	2008	27
Gowanus	2-6	2005	19
Gowanus	2-6	2006	22
Gowanus	2-6	2007	23
Gowanus	2-6	2008	24
Gowanus	2-7	2005	17
Gowanus	2-7	2006	23
Gowanus	2-7	2007	23
Gowanus	2-7	2008	25
Gowanus	2-8	2005	23
Gowanus	2-8	2006	24
Gowanus	2-8	2007	24
Gowanus	2-8	2008	26
Gowanus	3-1	2004	1
Gowanus	3-1	2005	18
Gowanus	3-1	2006	22
Gowanus	3-1	2007	23
Gowanus	3-1	2008	24
Gowanus	3-2	2004	1
Gowanus	3-2	2005	18
Gowanus	3-2	2006	19
Gowanus	3-2	2007	19
Gowanus	3-2	2008	21
Gowanus	3-3	2005	14
Gowanus	3-3	2006	17
Gowanus	3-3	2007	18
Gowanus	3-3	2008	19
Gowanus	3-4	2004	1
Gowanus	3-4	2005	14
Gowanus	3-4	2006	19

Station	Unit	Year	Block
Gowanus	3-4	2007	19
Gowanus	3-4	2008	20
Gowanus	3-5	2005	19
Gowanus	3-5	2006	21
Gowanus	3-5	2007	22
Gowanus	3-5	2008	23
Gowanus	3-6	2004	1
Gowanus	3-6	2005	11
Gowanus	3-6	2006	23
Gowanus	3-6	2007	24
Gowanus	3-6	2008	25
Gowanus	3-7	2005	11
Gowanus	3-7	2006	23
Gowanus	3-7	2007	23
Gowanus	3-7	2008	25
Gowanus	3-8	2004	1
Gowanus	3-8	2005	18
Gowanus	3-8	2006	21
Gowanus	3-8	2007	22
Gowanus	3-8	2008	23
Gowanus	4-1	2005	11
Gowanus	4-1	2006	13
Gowanus	4-1	2007	13
Gowanus	4-1	2008	14
Gowanus	4-2	2005	18
Gowanus	4-2	2006	12
Gowanus	4-2	2007	12
Gowanus	4-2	2008	13
Gowanus	4-3	2005	17
Gowanus	4-3	2006	11
Gowanus	4-3	2007	11
Gowanus	4-3	2008	11
Gowanus	4-4	2005	15
Gowanus	4-4	2006	10
Gowanus	4-4	2007	10
Gowanus	4-4	2008	10
Gowanus	4-5	2005	13
Gowanus	4-5	2006	13
Gowanus	4-5	2007	13
Gowanus	4-5	2008	14
Gowanus	4-6	2005	10
Gowanus	4-6	2006	12
Gowanus	4-6	2007	13
Gowanus	4-6	2008	13
Gowanus	4-7	2005	18
Gowanus	4-7	2006	12

Station	Unit	Year	Block
Gowanus	4-7	2007	13
Gowanus	4-7	2008	12
Gowanus	4-8	2005	18
Gowanus	4-8	2006	11
Gowanus	4-8	2007	11
Gowanus	4-8	2008	10
Gowanus	Overdraft	2004	1
Gowanus	Overdraft	2004	11
Gowanus	Overdraft	2004	7
Gowanus	Overdraft	2004	13

Parts 237 and 238
New York
SO2 and NOx Allowances
Astoria Generating Co. LP

	Total NOx Part 237*
	04-05, 05-06, 06-07,07-08 NY	Total SO2 Part 238**	Total SO2 Part 238**
	Allocation	2005-2007	2008
Station/Unit	(NY Non-Ozone Season)	Allocation	Allocation
Astoria 20 (NY)	10	0	0
Astoria 30 (NY)	737	1023	981
Astoria 40 (NY)	718	992	952
Astoria 50 (NY)	835	625	599
Reliant Energy General NOx (2004-05) Purchase	200
TOTAL	2,500	2640	2532
Note: 237 and 238 allocations do not apply to Gowanus and
Narrows.

*	The state level NOx allowance surrender date is September 30th. However, the surrender date for the 2004-2005 non-ozone compliance season has been extended to November 29, 2005.

**	The state level SO2 Acid Deposition Reduction allowance surrender date is March 1st.

Schedule 5.03(c)
Buyer Governmental Approvals
1. New York State Department of Environmental Conservation (“NYSDEC”) Permits/Registrations — the following permits subject to New York Codes, Rules and Regulations Title 6 (“6 NYCRR”), Part 621 Applications for Permit Transfer will require notification of change in upstream equity ownership upon closing. These permits are held by Astoria Generating Company, L.P. (for a complete listing of these permits, see Schedule 3.03(c)-Attachment):
•	State Pollutant Discharge Elimination System (water discharge permits)

•	Title IV, Article 19 (air permits) and companion regulations at 6 NYCRR Parts 201, 203, & 215

•	Title V (air permits)

•	Section 401 Water Quality Certification

•	Environmental Conservation Law Article 15 (stream disturbance permits)
2. New York City Fire Department (“NYCFD”) Permits/Licenses
     Notification to the NYCFD will be required prior to transfer of any permits and licenses not held in the name of Astoria Generating Company, L.P.
3. New York State Department of Public Service Approvals
     Written notice of the indirect transfer of Certificates of Environmental Compatibility and Public Need issued under Article X resulting from the sale of the partnership interests in Astoria Generating Company, L.P. must be provided to the Secretary of the Department of Public Service.
     The sale to Buyer of the partnership interests in Astoria Generating Company, L.P. is subject to the prior approval of the Public Service Commission pursuant to Public Service Law Section 70.
     The encumbrance of the assets owned by Astoria Generating Company, L.P. pursuant to the credit arrangements Buyer will put in place is subject to the prior approval of the Public Service Commission pursuant to Public Service Law Section 69.
4. Federal Energy Regulatory Commission Approvals (“FERC”)
     Section 203 Application for transfer of ownership of the FERC jurisdictional facilities must be approved in advance by FERC.
5. Federal Communications Commission (“FCC”)
     FCC approval required for transfer of ownership or control of radio licenses.

6. New York State Office of General Services (“OGS”)
     Corrective notice to OGS relating to assignment of the easement for lands underwater to Astoria Generating Company, L.P. from Con Ed may be required.
7. NYSDEC Consent Orders
     The prior written approval of NYSDEC is required to replace Non-Company Affiliates that are consent parties (see Schedule 4.12).
8. Hart-Scott-Rodino Act
     Applicable requirements under the HSR Act

Schedule 6.02
Certain Permitted Actions
     1. Iroquois Contract
     Astoria LP may, with the consent of Buyer, take such actions to succeed Reliant Energy Services, Inc. in interest and become a “Replacement Shipper” under the Iroquois Contract and, if successful in the bidding process, may enter into the following agreements:
     (a) Agreement Regarding Permanent Release of Long Term Firm Capacity.
     (b) Blanket Gas Transportation Contract for Firm Reserved Service with Replacement Shipper.
     (c) Gas Transportation Contracts for Firm Reserved Service
     (d) Pre-payment Agreement; and
     (e) Blanket Capacity Release Agreement.
     2. Blackstart
     Negotiation and execution of:
     (a) Sharing Agreement with NRG with respect to Blackstart services
     (b) Settlement Agreement for retroactive Blackstart revenues
     3. Undertaking an overhaul on Astoria LP Unit 30; including turbine instrumentation upgrade, freshwater cooler replacement, feed water heater replacement, preheater basket change out, and ID fan duct work replacement.
     4. Continuing compliance with NYDEC Consent Order (see Schedule 4.12)
     5. Borrowings under the intercompany revolving notes executed by OPNY LP in favor of Seller Guarantor.
     6. Renewal and/or extension of the Repowering Federal Aviation Administration Permit (see Schedule 4.07, item 4).

Schedule 6.02(a)(iii)
Certain Interim Period Expenditures
1.	Schedule 6.02(b)(iv) is incorporated herein by reference.

2.	Estimated remediation activities between October 1, 2005 and April 2006
A.	Narrows

Bi-monthly Product Recovery — $15,400

B.	Astoria

Tank FO6-5 investigation — $68,000 Consent Order Activities — $65,100 Hazardous Waste Storage Area sewer line project — $186,000

Schedule 6.02(b)(iv)
Capital Expenditures
US $14,000,000*

	Oct	Nov	Dec	Q4 2005	Jan	Feb	Mar	Apr	Q1 2005
Astoria
Astoria Intake Screen-Phase 1 - Stl	1,390	1,450	1,430	4,270	—	—	—	—	—
AFB/WW Test Program	—	—	—	—	110	110	110	110	440

U3 Turbine Supervisory Instrumentation Upgrade	—	30	30	60	—	—	90	90	180
U3 Freshwater Cooler Replacement	—	—	—		—	—	—	210	210
Feed Water Heater Replacement	—	520	280	800	—	—	—	—	—
U3 Air Preheater Basket Changeout	—	460	460	920	—	—	—	—	—
U3 Turbine Blade Replacement	—	300	300	600	—	—	—	—
Unit 3 ID Fan Duct Work Replacement	—	—	—		—	—	1,990	1,990	3,980

Astoria Capital	1,390	2,760	2,500	6650	110	110	2,190	2,400	4,810	11,460

Replace Diesel Engine (unit 1-4)	—	—	—		—	—	90	—	90
Flame Scanner Upgrades (5 units)	—	—	—		—	—	60	—	60
Replace GGT1 138kv Transmission Tower	—	—	—		—	120	120	—	240
NEW MVAR / FREQUENCY CONTROLS (GT2/GT3)	—	—	—		—	120	—	120	240
Modular Lockout /Tag Out Facility	—	—	—		—	120	—	120	240
Major Overhaul w /Mod Fit Hook Mod Unit 2-7	—	—	—		—	120	120	120	360
Major Overhaul w /Mod Fit Hook Mod Unit 2-3	—	—	—		—	120	120	120	360
Inlet Plenum Expansion Joint Repairs barges1,2,3	—	—	—		—	120	120	120	360
REPLACE LOWER STACK ENCLUSURE / DIFFUSER	—	—	—		—	120	120	120	360
REPLACE RADIATOR BANKS (8 UNITS)	—	—	—		—	120	120	120	360
Gowanus Capital		—	—	—	—	960	870	840	2,670	2,670

Narrows — Flame Scanner Upgrades — Stl	—	20	—		—	—	—	—	—
Narrows — Transfer SW, HZ Contrller -Stl	—	—	60		—	—	—	—	—

*	Projects include: Astoria Unit 30 Outage and associated projects, Astoria Pilot Intake Structure & Test Program, Gowanus Outages and associated projects, and Narrows Outages and associated projects.

	Oct	Nov	Dec	Q4 2005	Jan	Feb	Mar	Apr	Q1 2005
NGT Barges Cathodic protection anodes	—	—	—		—	—	—	—	—
Replace Diesel Engine (unit 2-8)	—	—	—		—	30	60	—	90
Replace Diesel Engine (unit 2-5)	—	—	—		—	30	60	—	90
Flame Scanner Upgrades (5 units)	—	—	—		—	—	60	—	60
Replace/Repair Inlet Plenum Expansion Joints barge No.2	—	—	—		—	60	60	—	120
Install new warehouse heating system (53rd street)	—	—	—		—	—	—	—	—
NEW MVAR / FREQUENCY CONTROLS (GT1/GT2)	—	—	—		—	—	120	—	120
Modular Lock out & Tag out facility	—	—	—		—	120	—	120	240
Major Overhaul w/hook fit modification (2-7)	—	—	—		—	120	120	120	360
Replace Lower Exhaust Plenum/Diffusers	—	—	—		—	120	—	—	120
Replace Radiator Banks (8 units)	—	—	—		—	60	60	60	180
Barge No. 1 Exhaust Stack Replacement	—	—	—		—	370	300	—	670
Narrows Capital		20	60	80	—	910	840	300	2,050	2,130

NYC	1,390	2,780	2,560	4,350	110	1,980	3,900	3,540	9,530	16,260

Schedule 6.05(a)
Support Obligations
(as of 9/27/2005)
Astoria
Letters of Credit
(issued in the ordinary course of business to secure payment obligations under contracts)

Westport Petroleum	$1,000	(expires 12/30/05)(1)
Dominion Energy Marketing	$1,500,000	(expires 6/30/06 — auto renew)
Constellation Energy
Commodities, Inc.	$3,500,000	(expires 7/12/06 — auto renew)
Vitol S.A.	$1,000	(expires 12/30/05) (1)
Trafigura	$14,000,000	(expires 10/31/05) (1)

Corporate Guaranties

Glencore Ltd.(2)	$5,000,000
George E. Warren(2)	$2,000,000
General Guaranties
Consolidated Edison Company of New York, Inc (“ConEd”) — A guarantee by Seller of the payment and performance of Astoria LP’s covenants, agreements, obligations, liabilities, representations and warranties under that certain Generating Plant and Turbine Asset Purchase and Sale Agreement by and between Astoria LP and ConEd, dated as of March 2, 1999
Department of Homeland Security, United States Coast Guard — A guarantee by Seller to discharge Astoria LP’s liability, if any, with respect to specified vessels for costs and damages arising under certain sections of the Oil Pollution Act of 1990 and the Comprehensive Environmental Response, Compensation, and Liability Act

Notes:

(1)	Current expiration date is shown. The credit support provided by Non-Company Affiliates to these parties may be (a) extended and/or the dollar amount increased in the event that Astoria LP enters into additional transactions for oil supply or (b) reduced upon the completion of current transactions; provided that any such actions are in accordance with the provisions of the PSA.

(2)	These guaranties from Non-Company Affiliates are maintained for support of potential spot transactions with these oil suppliers. As of the date shown above, no current transactions are in effect.

Schedule 6.06
Excluded Assets
Blackstart revenues from the NYISO attributable to the period from September 2002 to August 2005
Payments and/or reimbursements received from NRG pursuant to the A-10 Dock Sublicense Agreement between Astoria Gas Turbine Power, LLC and Astoria Generating Company, L.P. dated August 25, 2005 attributable to pre-Closing periods
Any proceeds with respect to adjusted NYISO settlements attributable to the period from March 2000 to Closing*
Payments received pursuant to the property tax claims below:
•	Orion Power Holdings, et al. v. New York City Tax Commission, et al., New York State Supreme Court, Kings County, Index Nos. 41686-01, 42649-02, 41603-03

•	Orion Power Holdings, et al. v. New York City Tax Commission, et al., New York State Supreme Court, Queens County, Index Nos. 103912-01, 103556-02, 103825-03

•	Astoria Generating Company, L.P. v. Tax Commission, 32592/2004, Kings County

•	Astoria Generating Company, L.P. v. Tax Commission, 100271-04, Queens County

•	Any tax refund payment attributable to Astoria Generating Company, L.P. property tax controversy for tax year 2005-2006 related to plant misclassification issues, to the extent relating to pre-Closing periods.

*	PSA to be revised to include indemnity from Seller to Buyer for payments owed, if any, to NYISO pursuant to such settlements.

Schedule 6.07
Terminated Contracts
Tax Sharing Agreement dated effective as of October 1, 2002, by and among Reliant Energy, Inc., and each other affiliated entity listed on Schedule A thereto

Schedule 6.09
Scheduled Insurance Policies
Pollution Legal Liability Select® Policy issued by American International Specialty Lines Insurance Company (Policy period: July 29, 2004 through July 29, 2006)
Cleanup Cost Cap Insurance policy issued by C&I Commerce and Industry Insurance Company (Policy period: July 29, 1999 through July 29, 2009)
Punitive Damage Liability Insurance Policy issued by Starr Excess International, Bermuda Branch (Policy period: July 29, 2004 through July 29, 2006)

Schedule 6.14(c)
Affiliate Employees
Andrew Oliver            Senior Environmental Specialist

Schedule 6.14(i)
Certain Retirees
Inactive Astoria Participants as of September 29, 2005

Last Name	First Name	Union/Non-Union
Allen	William	union	life
Baldi	Joseph	union	life
Benze	Robert	union	life
Camilleri	Victor	nonunion	life
Carabello	Paul	union	life
Cardona	Benjamin	union	life
Clarke	Gladstone	union	life
Cruz	Victor	union	life
Dalo	Nathan	union	life
Dopyera	Richard	union	life
Ehnes	Gustave	nonunion	life/medical/dental
Fleck	Edward	nonunion	life/medical
Fichter	John	union	life
Glaser	Karl	nonunion	life
Grant	Britan	union	life
Gregoretti	Giuliano	union	life
Gyori	Willi	union	life
Hachtel	Henry	union	life
Haley	Edward	union	life
Hand	Patrick	union	life
Hinkson	Joshua	union	life
Huntington	Philip	union	life
Kelly	Walter	union	life
Kravitsky	Stephen	union	life
Lane	William	union	life
Lugo	Jackson	union	life/medical
Mellett	Thomas	union	life
Mikucki	Richard	union	life
Miller	Henry	union	life
Morrison	Harold	nonunion	life
O’Gorman	Dennis	union	life/dental
Phillips	Chris	union	life
Polito	Giuseppe	union	life
Reichle	John	union	life/medical
Reistad	Dennis	union	life
Ring	Denis	union	life
Riordan	Andrew	union	life
Robano	Dominick	union	life

Last Name	First Name	Union/Non-Union
Roldan	Jaime	union	life
Romero	Jacob	union	life
Rossini	Dennis	union	life
Salak	John	union	life
Stinfil	Pierre	union	life
Taylor	Robert	union	life
Veiga	Robert	union	life
Wolkoff	Dmitri	nonunion	life/medical

Schedule 7.01(c)
Third Party Consents
None

Schedule I-1
Sellers’ Knowledge Persons
Mark Sudbey
Dan Hannon
David Sladic
Walter Fred McGuire
Meade Collard
Matthew Greek

Schedule I-2
Buyers’ Knowledge Persons
Jacob J. Worenklein
Jeff D. Hunter
Ian Nutt
Patrick C. Eilers
Thomas S. Souleles

Schedule I-3
Equipment Excluded From Closing Date
Working Capital Amount
1 off GSU transformer — value $1,711,108
1 off ELEM/VOLCASE?CW BFP PMP 345973 — value $250,589
1 off Blade, hydrogen, set — value $186,142
2 off gear set, load pinion, high speed — value $184,282
1 off Pump/oil/emerg bearing — value $147,425
1 off gear accessory, complete — value $102,523